SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No. 2)

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

Forever Valuable Collectibles, Inc.
(Name of Registrant as Specified In Its Charter)

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2) Aggregate number of securities to which transaction applies:
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4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FOREVER VALUABLE COLLECTIBLES, INC.

535 16th Street, Suite 820
Denver, Colorado 80202

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about July 1, 2013 to the stockholders of record as of the close of business on June 28, 2013 of the common stock of Forever Valuable Collectibles, a Colorado corporation (“Forever Valuable,” the “Company,” “us,” or “our”).

The Board of Directors of Forever Valuable and one stockholder holding an aggregate of 41,442,000 shares of common stock issued and outstanding as of June 28, 2013, have approved and consented in writing to the actions described below.  Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under Title 7 of the Colorado Revised Statutes (“C.R.S.”) and Forever Valuable’s Articles of Incorporation and Bylaws to approve the actions.  Accordingly, the actions will not be submitted to the other stockholders of Forever Valuable for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDER

GENERAL

Forever Valuable will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Forever Valuable will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Forever Valuable’s common stock.

Forever Valuable will only deliver one Information Statement to multiple stockholders sharing an address unless Forever Valuable has received contrary instructions from one or more of the stockholders. Upon written or oral request, Forever Valuable will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any stockholder or stockholders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  Forever Valuable Collectibles, Inc., 535 16th Street, Suite 820, Denver CO  80202, Attention: Ms. Jodi Stevens, President.  Ms. Stevens may also be reached by telephone at 303-537-1000.

VOTE OBTAINED – COLORADO LAW

Pursuant to C.R.S. Section 7- 107 – 104, unless otherwise provided in the articles of incorporation or bylaws, any corporate action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members having a right to vote thereon were present and voted. In order to eliminate the costs and management time involved in holding a special meeting, the Board voted to utilize and obtained the written consent of the holders of a majority of voting securities which consisted solely of the common stock of the Company (the “Authorized Stock”) to approve the amendment to the articles of incorporation of the Company to change its name and increase the number of its authorized shares. Each holder of outstanding shares was entitled to one vote for each share owned.

The following table sets forth the Company’s Authorized Stock and as of the record date, the number of shares outstanding, the number of votes available to be cast, the number of votes cast for approval and adoption of the amendment to the articles of incorporation of the Company to: (i) effect a change in its name and (ii) to increase its authorized shares.

Class of Company’s Authorized Stock	Number of Shares Outstanding	Number of Votes Available to be Cast	Number of Votes Cast for Approval	Percentage of Votes Cast for Approval
Common Stock	49,900,000	49,900,000	41,442,000	83.1%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The only class of the Company’s voting securities currently outstanding is its Common Stock which carries one vote per share. The following table sets forth information with respect to the beneficial ownership of shares of Company’s Common Stock as of the record date by:

•	each person known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock, based on filings with the Securities and Exchange Commission and certain other information,

•	each of the Company’s current “named executive officers” and directors, and

•	all of the Company’s current executive officers and directors as a group.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 28, 2013, certain information regarding the ownership of Forever Valuable’s capital stock by each director and executive officer of Forever Valuable, each person who is known to Forever Valuable to be a beneficial owner of more than 5% of any class of Forever Valuable’s voting stock, and by all officers and directors of Forever Valuable as a group.  Unless otherwise indicated below, to Forever Valuable’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within sixty (60) days of June 28, 2013 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 49,900,000 shares of common stock issued and outstanding on a fully diluted basis, as of June 28, 2013.

The amounts included in the table under “Post-Amendment Capitalization” give effect to (a) filing of the amendment to the articles of incorporation increasing the number of shares of authorized common and preferred stock and (b) the issuance of 65,100,000 shares of common stock, as further described in the footnotes to the table issued by us in furtherance of the June 7, 2013 share exchange agreement (the “Share Exchange Agreement”) pursuant to which we acquired AEGEA, LLC (“AEGEA”). A description of the Share Exchange Agreement and further details of our acquisition of AEGEA are included in Section III of this Information Statement. Since we did not have a sufficient number of shares of Pre-Amendment Capitalization common stock to issue as full consideration to close under the Share Exchange Agreement, we issued 28,900,000 shares of our Common Stock to an escrow agent for the benefit of the former members of AEGEA (the “Escrow Shares”) and agreed to issue to the former AEGEA members the remaining 65,100,000 shares immediately upon the effectiveness of the amendment to the articles of incorporation increasing the number of shares of authorized common and preferred stock as more fully discussed in Section II of this Information Statement.

	Pre-Amendment Capitalization		Post-Amendment Capitalization
	Amount and Nature of Beneficial Ownership	% of Class	Amount and Nature of Beneficial Ownership	% of Class
Jodi Stevens (1)	41,442,000	83.1%	11,542,000	10.1%
All officers and directors as a group (one person)	41,442,000	83.1%	11,542,000	10.1%
Keith Duffy(2)(3)	8,912,883	17.9%	28,990,000	25.3%
Scott Duffy(4)	7,286,489	14.6%	23,700,000	20.7%
Edison Godoy(5)	4,242,766	8.5%	13,800,000	12.0%
Carran Schneider(6)	5,657,021	11.3%	18,400,000	16.1%
__________________________

(1) Ms. Stevens is the Company’s Chief Executive Officer and a member of its Board of Directors.  A total of 11,475,000 shares are owned of record jointly by Robert and Jodi Stevens through SHC, LLC. In addition, X-Clearing Corporation, owns 67,000 shares. Mrs. Stevens has beneficial ownership and control of all of the shares. In addition, Jodi Stevens and Robert Stevens own A-Squared Holdings, Inc., which own 200,000 warrants, exercisable at a price of $0.001 per share subject to adjustment, for a period of five years from the date of issuance. These warrants will be cancelled upon the closing of AEGEA. The amount shown in the table under “Pre-Amendment Capitalization” include the 28,900,000 Escrow Shares discussed above as Ms. Stevens holds voting control over these shares until the final closing under the Share Exchange Agreement. Ms. Stevens disclaims beneficial ownership of the 28,900,000 Escrow Shares beneficially owned by the former members of AEGEA, LLC and the inclusion of these shares in this Information Statement shall not be deemed an admission of beneficial ownership of any of these shares for purposes of Section 16 or any other purpose. The address of Ms. Stevens is 535 16th Street, Suite 820, Denver, Colorado 80202.

(2) The address of these persons is c/o AEGEA, LLC, 772 U.S. Highway One, Suite 200, North Palm Beach, FL 33408.

(3) The amount shown in the table under Pre-Amendment Capitalization includes 8,912,883 of the Escrow Shares and the amount shown in the table under “Post-Amendment Capitalization” gives effect to the issuance of an additional 20,077,117 shares of the Company’s common stock upon completion of the acquisition of AEGEA pursuant to the terms of the Share Exchange Agreement.  All shares have been or will be issued under the terms of the Share Exchange Agreement.

(4) The amount shown in the table under Pre-Amendment Capitalization includes 7,286,489 of the Escrow Shares and the amount shown in the table under “Post-Amendment Capitalization” gives effect to the issuance of an additional 16,413,511 shares of the Company’s common stock upon completion of the acquisition of AEGEA pursuant to the terms of the Share Exchange Agreement.  All shares have been or will be issued under the terms of the Share Exchange Agreement.

(5) The amount shown in the table under Pre-Amendment Capitalization includes 4,242,766 of the Escrow Shares and the amount shown in the table under “Post-Amendment Capitalization” gives effect to the issuance of an additional 9,557,234 shares of the Company’s common stock upon completion of the acquisition of AEGEA pursuant to the terms of the Share Exchange Agreement.  All shares have been or will be issued under the terms of the Share Exchange Agreement.

(6) The amount shown in the table under Pre-Amendment Capitalization includes 5,657,021of the Escrow Shares and the amount shown in the table under “Post-Amendment Capitalization” gives effect to the issuance of an additional 12,742,979 shares of the Company’s common stock upon completion of the acquisition of AEGEA pursuant to the terms of the Share Exchange Agreement.  All shares have been or will be issued under the terms of the Share Exchange Agreement.

 INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Forever Valuable’s Articles of Incorporation, its Bylaws and the C.R.S. Section 7- 107 – 104, a vote by the stockholders of at least a majority of Forever Valuable’s outstanding capital stock is required to effect the action described herein.  Forever Valuable’s Articles of Incorporation does not authorize cumulative voting.  As of the record date, Forever Valuable had 49,382,400 shares of common stock issued and outstanding.  The voting power representing not less than 51% shares of common stock is required to pass any stockholder resolutions.  The consenting stockholders are the record and beneficial owners of 41,442,000 shares of common stock, which represents approximately 83.1% of the issued and outstanding shares of Forever Valuable’s common stock.  Pursuant to CRS Title 7, the consenting stockholder voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated effective June 28, 2013.   No consideration was paid for the consent.  The consenting stockholder’s name, affiliation with Forever Valuable, and their beneficial holding is as follows:

Name	Beneficial Stockholder and Affiliation	No. of Shares Beneficially Held	Percentage
Jodi Stevens	President, Treasurer, Secretary, Director, and Greater than 10% holder of common stock (1)	41,442,000	83.1%
_________________

 (1) Ms. Stevens is the Company’s Chief Executive Officer and a member of its Board of Directors.  A total of 11,475,000 shares are owned of record jointly by Robert and Jodi Stevens through SHC, LLC. In addition, X-Clearing Corporation, owns 67,000 shares. Mrs. Stevens has beneficial ownership and control of all of the shares. In addition, Jodi Stevens and Robert Stevens own A-Squared Holdings, Inc., which owns 200,000 warrants, exercisable at a price of $0.001 per share subject to adjustment, for a period of five years from the date of issuance. These warrants will be cancelled upon the closing of AEGEA. The amount shown in the table under “Pre-Amendment Capitalization” includes the 28,900,000 Escrow Shares discussed above as Ms. Stevens holds voting control over these shares until the final closing under the Share Exchange Agreement. Ms. Stevens disclaims beneficial ownership of the 28,900,000 Escrow Shares beneficially owned by the former members of AEGEA, LLC and the inclusion of these shares in this Information Statement shall not be deemed an admission of beneficial ownership of any of these shares for purposes of Section 16 or any other purpose. The address of Ms. Stevens is 535 16th Street, Suite 820, Denver, Colorado 80202.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

I.           APPROVAL TO AMEND THE ARTICLES OF INCORPORATION TO EFFECT A CHANGE OF NAME OF THE COMPANY FROM “FOREVER VALUABLE, INC.” TO “AEGEA, INC.”

On June 28, 2013 the Board of Directors and the consenting stockholders adopted and approved a resolution to amend and restate our Articles of Incorporation to effect a name change from “Forever Valuable, Inc.” to “AEGEA, Inc.” (the “Name Change Amendment”) which will also result in a change to our corporate stock symbol (the “Symbol Change”) in addition to the increase in the authorized number of shares of common and preferred stock discussed in Section II below (collectively, the Amended and Restated Articles”).  A form of the Amended and Restated Articles are included with this Information Statement as Appendix A.

The voting and other rights that accompany the Company’s securities will not be affected by the change in the Company’s corporate name. The Company’s stock symbol, which is currently “FVBC” and its CUSIP number, will both change as a result of the name change. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name. Your existing certificate will continue to represent shares of the Company’s common stock as if the name had not changed. The Company’s transfer agent will issue stock certificates with the Company’s new name as stock certificates are sent in upon transfers of shares by existing stockholders at the expense of the shareholder.

Purpose of Name Change

The Board of Directors believed that it was in the best interests of Forever Valuable to implement the name and symbol change in anticipation of the Company’s consummation of the acquisition of AEGEA, LLC, a Delaware limited liability company (“AEGEA”) from its members who are unaffiliated third parties pursuant to the terms and conditions of a June 7, 2013 Amended and Restated Share Exchange Agreement (the “Share Exchange Agreement”) discussed more fully in Item III below.

II.           APPROVAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON AND PREFERRED STOCK

AUTHORIZATION AND ISSUANCE OF SECURITIES

The Amended and Restated Articles will increase the number of shares of authorized common stock from 50,000,000 shares of common stock, no par value per share, to 1,000,000,000 shares of common stock, no par value per share and to increase our undesignated preferred stock issuable from 1,000,000 to 100,000,000.

Purpose of Authorization and issuance of Securities

The Board of Directors believed that it was in the best interests of Forever Valuable to approve the Amended and Restated Articles in anticipation of the consummation of the acquisition of AEGEA pursuant to the terms of the Share Exchange Agreement. Currently, Forever Valuable has 50,000,000 shares of common stock authorized, of which 49,900,000 shares are issued and outstanding and 1,000,000 shares of preferred stock of which none are issued and outstanding.  As a result of the Amended and Restated Articles, Forever Valuable will have 1,000,000,000 shares of common stock authorized for issuance, of which 950,100,000 will be available for issuance and 100,000,000 shares of undesignated preferred stock will be available for issuance.

Authorized Shares

As stated, the Company is presently authorized under its Articles of Incorporation to issue 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock.  Upon effectiveness of the Amended and Restated Articles, the number of authorized shares of Common Stock would increase to 1,000,000,000, and the number of shares of undesignated preferred stock would increase to 100,000,000, although the number of shares of Common Stock and preferred stock issued and outstanding will remain the same.  Because the number of issued and outstanding shares of Common Stock and preferred stock will remain the same, the number of shares of Common Stock and preferred stock remaining available for issuance will increase substantially.  The issuance in the future of additional shares of Common Stock and/or preferred stock will have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the then currently outstanding shares of Common Stock.  The effective increase in the number of authorized but unissued and unreserved shares of Common Stock and preferred stock may be construed as having an anti-takeover effect as further discussed below.  Authorized but unissued shares will be available for issuance, and the Company is expected to issue shares in connection with its proposed acquisition of AEGEA and may issue such shares in future financings or otherwise.  If the Company issues additional shares, the ownership interest of the then current holders of Common Stock would be diluted.  Also, the issued shares may have rights, preferences or privileges senior to those of our Common Stock.  The Company does not currently have any plans, proposal or arrangement to issue any of its authorized but unissued shares of Common Stock, other than those that may be issued in connection with its proposed acquisition of AEGEA.

Certain Risks Associated With the Amended and Restated Articles

Principal Effects of the Amended and Restated Articles

Any additional issuance of common or preferred stock could, under certain circumstances, have the effect of delaying or preventing a change in control of Forever Valuable by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of Forever Valuable.  Shares of common or preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of Forever Valuable by means of a tender offer, proxy contest, merger or otherwise.  The ability of the Board of the Directors to issue such additional shares of common stock and/or designate one or more series or classes of preferred stock for issuance could discourage an attempt by a party to acquire control of Forever Valuable by tender offer or other means.  Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause.  Moreover, the issuance of such additional shares of common or preferred stock to persons whose interests are aligned with that of the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

Accounting Matters.

The Amended and Restated Articles will not affect the par value of the Common Stock.

Potential Anti-Takeover Effect.

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), other than in connection with the anticipated acquisition of AEGEA, the Amended and Restated Articles were not proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to the Board and the Company’s stockholders.

The Amended and Restated Articles are not intended to have any anti-takeover effect and are not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of Forever Valuable in effect on the date of this Information Statement.  However, Forever Valuable stockholders should note that the availability of additional authorized and unissued shares of common stock or undesignated preferred stock could make any attempt to gain control of Forever Valuable or the Board of Directors more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management.  Forever Valuable is not aware of any proposed attempt to take over Forever Valuable or of any attempt to acquire a large block of Forever Valuable’s stock, other than the anticipated acquisition of AEGEA.  Forever Valuable has no present intention to use the increased number of authorized common or undesignated preferred stock for anti-takeover purposes.

While the increase in the number of shares of common and preferred stock authorized may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages.  To the extent that the increase in the number of shares of authorized may have anti-takeover effects, the amendment may encourage persons seeking to acquire Forever Valuable to negotiate directly with the Board of Directors, enabling the Board of Directors to consider a proposed transaction in a manner that best serves the stockholders’ interests.

The Board believes that it is advisable and in the best interests of Forever Valuable to have available additional authorized but unissued shares of common stock and undesignated preferred stock in an amount adequate to provide for Forever Valuable’s future needs.  The unissued shares of common stock and the designation of one or more classes or series of preferred stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions.   Forever Valuable has no present plans or commitments for the issuance or use of the proposed additional shares of common and/or preferred stock in connection with any financing except for those shares issuable in connection with the acquisition of AEGEA.

Periodic Reporting Obligations Under the Exchange Act.

The Company is subject to the periodic reporting and other requirements of the Exchange Act.  The proposed Amended and Restated Articles will not affect the registration of the Common Stock under the Exchange Act.  We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Preemptive Rights.

Holders of shares of Common Stock do not have any preemptive rights under the Company's Articles of Incorporation, applicable state law or otherwise.  As such, the Company's stockholders do not have the right to purchase from the Company any shares of Common Stock in connection with the issuance of shares pursuant to the Share Exchange Agreement in connection with the acquisition of AEGEA.

Table Comparison of the Pre-Authorized Share Amendment and Post-Authorized Share Amendment.

The following table depicts the capitalization structure of the Company as of the record date and includes those shares to be authorized for issuance as set forth in the Amended and Restated Articles:

	Shares Authorized	Shares Outstanding	Shares Outstanding as a Percentage of Authorized
Pre Amendment
Common Stock	50,000,000	49,900,000	99.8%
Undesignated Preferred Stock	1,000,000	0	0.0%
Post Amendment
Common Stock	1,000,000,000	115,000,000	11.5%
Undesignated Preferred Stock	100,000,000	0	0.0%

Dissenter’s Rights of Appraisal.

Under Colorado law, stockholders are not entitled to dissenter’s rights of appraisal with respect to the Amended and Restated Articles.

Procedure for Effecting the Amended and Restated Articles, Name and Symbol Change.

The Amended and Restated Articles will become effective when they are filed with the Colorado Secretary of State.  Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the name change, the increase in the Company’s authorized capital shall be effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Amended and Restated Articles and Certificate of Designation with the Secretary of State of Colorado (the “Effective Date”).  The Company expects to file the Amended and Restated Articles with the Secretary of State of Colorado with an effective date on or after July 21, 2013, but in no event earlier than the 20th day after this Information Statement is first mailed or furnished to our stockholders.

Because the Common Stock is currently quoted on the OTCBB, the Amended and Restated Articles, Name and Symbol Change will also require processing by FINRA pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 in order for these actions to be recognized in the market for trading purposes.  The Company expects to receive FINRA’s clearance prior to the record date.  The Common Stock is anticipated to be quoted on the OTCBB under a new trading symbol reflecting the change of the Company’s name to AEGEA, Inc. on the first trading day following the effective date of the Amended and Restated Articles.

On and after the effective date of the Amended and Restated Articles of Incorporation, the stock certificates representing the pre-charter amendment shares will continue to be valid.  Following the record date, new stock certificates will be issued reflecting the name and symbol change, but such will not affect the validity of stock certificates already outstanding.  After the Effective Date, each stock certificate representing shares of our common stock prior to the Effective Date will be deemed to represent shares giving effect to the name and symbol change.  Certificates representing shares after the Effective Date will be issued in due course as old certificates are tendered for transfer to the Company’s transfer agent.  The Company requests that stockholders do not send in any of their stock certificates at this time.

Shares of our common stock issued after the Effective Date will have the same restrictions on their transferability as shares issued prior to the Effective Date.  Also, for purposes of determining the term of the restrictive period applicable to any shares subject to restrictions on their transferability issued after the Effective Date in exchange for shares held prior to the Effective Date, if any, the time period during which a stockholder has held such shares prior to the Effective Date will be included in the total holding period.

Persons Interested in the Transaction

None of the Company’s executive officers, directors and principal shareholders (any shareholder beneficially owning 5% or more of the Common Stock) have an interest in the Amended and Restated Articles other than a proportional interest due to the effect of the Amended and Restated Articles on the number of securities of the Company owned by such party.

Certain Federal Income Tax Consequences

The Amended and Restated Articles should not result in any recognition of gain or loss.  The holding period of our common stock owned prior to the Effective Date will not change as a result of the Amended and Restated Articles.  The adjusted basis of our common stock owned by a stockholder prior to the Effective Date will not change as a result of the Amended and Restated Articles.

The Company’s beliefs regarding the tax consequence of the Amended and Restated Articles are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.  This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities.  The state and local tax consequences of the Amended and Restated Articles may vary significantly as to each stockholder, depending upon the state in which the stockholder resides.

The foregoing summary is included for general information only.  Each stockholder should consult their own tax adviser concerning the particular U.S. federal tax consequences of the Reverse Split, as well as any consequences arising under the laws of any other taxing authority, such as any state, local or foreign income tax consequences to which they may be subject.

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this Information Statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Internal Revenue Code; (b) any such discussion has been included by the Company in furtherance of the Reverse Split on the terms described herein; and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

III.            THE AEGEA, LLC TRANSACTION:  ACQUISITION OF A 100% INTEREST IN AEGEA, LLC

Summary of the Proposed Acquisition of AEGEA:

The following is a summary of the Share Exchange Agreement, a copy of which is included in this Information Statement as Appendix B and the transactions contemplated thereby.

Parties
•     Forever Valuable Collectibles, Inc., a Colorado corporation (the “Company”)
•     AEGEA, LLC, a Delaware limited liability company (“AEGEA”)
•     Energis Petroleum, a Florida limited liability company (“Energis”)

Transaction
Pursuant to that certain Amended and Restated Share Exchange Agreement dated June 7, 2013 (the “Share Exchange Agreement”), the Company will acquire from the members of AEGEA, 100% of the equity ownership interests in AEGEA. The June 7, 2013 Share Exchange Agreement amends the March 30, 2013 Share Exchange Agreement to remove the Company’s planned acquisition of Energis.  The Company will issue to AEGEA members 94,000,000 shares of the Company’s Common Stock.  Upon completion of the transaction, members of AEGEA will own approximately 81.7% of the then issued and outstanding common stock of our company.

Capitalization
The outstanding Common Stock will be increase from 49,900,000 to approximately 115,000,000 shares upon completion of the acquisition of AEGEA and the conversion of certain the Company’s debt into shares of Common Stock discussed below (the “Debt Conversion”).

Debt Conversion
In anticipation of the closing of the Share Exchange Agreement, the Company exchanged 8,987,400 shares of its common stock for $140,851 of the Company’s debt held by the assignees of A Squared Holdings, Inc. which previously held a promissory note issued by the Company. These shares were issued in reliance on Section 3(a)9 of the Securities Act of 1933, as amended.

Change in Control	The acquisition of AEGEA will result in a change of our board directors as determined by the former members of AEGEA. AEGEA has not yet designated who the new board members shall be.

Closing Date	No earlier than the Effective Date of the filing of the Amended and Restated Articles.

New Business	Planned residential and hospitality community with attractions and entertainment including plans for theme parks, a sports and education complex, and various venues for music and the arts.

ADDITIONAL INFORMATION

This Information Statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this Information Statement is delivered upon oral or written request, without charge.  Requests for such documents should be directed to Corporate Secretary, at:  Forever Valuable, Inc., 535 16 th Street, Suite 820, Denver, CO  80202, telephone 303-537-1000.

Forever Valuable is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

General Terms of Acquisition.

On June 7, 2013, we entered into an amended and restated share exchange agreement (the “Share Exchange Agreement”) pursuant to which we agreed to issue, 94,000,000 shares of our unregistered common stock, no par value to the members of AEGEA. Upon completion of the transaction, the former members of AEGEA will own approximately 81.7% of the then issued and outstanding common stock of our company. The June 7, 2013 Share Exchange Agreement amends the March 30, 2013 Share Exchange Agreement to remove the Company’s planned acquisition of Energis.

AEGEA has been engaged in the initial phases of developing a mega-resort community in South Florida that is expected to become an international community and leisure destination.  The resort is expected to offer residents and guests a unique living environment, integrate residential and hospitality with attractions and entertainment including plans for theme parks, a sports and education complex, and various venues for music and the arts.

The closing of the Share Exchange Agreement is conditioned upon certain, limited customary representations and warranties, as well as the following conditions to closing: (i) two of our shareholders owning collectively 9,000,000 shares of our common stock shall have entered into agreements restricting their sale of our common stock; (ii) the Company amending its articles of incorporation to change its name to AEGEA, Inc. and increase its authorized common stock to 1,000,000,000 shares, no par value, and increase the authorized preferred stock to 100,000,000 shares; (iii) the Company shall have zero liabilities at closing, and all current vendors shall be paid in full as of the closing date, including, but not limited to, the transfer agent and SEC Edgar filing agent;; and (iv) the Company shall have assumed any outstanding loans and obligations of AEGEA, including any loan transactions entered into after the execution of the Share Exchange Agreement and prior to closing.

Since we did not have a sufficient number of shares of Pre-Amendment Capitalization common stock to issue as full consideration to close under the Share Exchange Agreement, we issued 28,900,000 shares of our Common Stock to an escrow agent for the benefit of the former members of AEGEA (the “Escrow Shares”) and agreed to issue to the former AEGEA members the remaining 65,100,000 shares immediately upon the effectiveness of the amendment to the articles of incorporation increasing the number of shares of authorized common and preferred stock as more fully discussed in Section II of this Information Statement.

Following the closing of the Share Exchange Agreement, we intend to continue AEGEA’s historical businesses and proposed businesses. Our historical business and operations will continue independently through a newly formed wholly owned subsidiary.

Change In Control

On or after the closing, former members of AEGEA shall be entitled to elect all members of our Board as provided for in the Share Exchange Agreement thereby resulting in a change of control of the Company.

Dilution Following AEGEA Transaction

The following table depicts shares outstanding following the Amended and Restated Articles and the AEGEA stock issuances. As a result of the Amended and Restated Articles and the AEGEA transaction, current shareholders will hold 11.5% of the authorized common stock and 100.0% of the issued and outstanding shares of the Company’s common stock.

	Shares Authorized	Shares Outstanding	Shares Outstanding as a Percentage of Authorized
Pre Amendment and Transaction
Common Stock	50,000,000	49,900,000	99.8%
Undesignated Preferred Stock	1,000,000	0	NA
Post Amendment and Transaction
Common Stock	1,000,000,000	115,000,000	11.5%
Undesignated Preferred Stock	100,000,000	0	NA

INFORMATION CONCERNING AEGEA

Overview

Aegea, LLC is a Delaware limited liability company and was formed on November 8, 2012.  Prior to AEGEA’s formation, it conducted its operations through its now wholly owned subsidiary Florida’s Heartland EB-5 Regional Center, LLC formed on February 3, 2012 to design and engage in the initial phases of developing in South Florida an international mega-resort community and leisure destination attracting guests from around the world. Aegea’s affiliate, Energis, a Florida limited liability company was formed on December 26, 2003 and owns real estate that was intended to be part of AEGEA’s planned resort. The June 7, 2013 Share Exchange Agreement amended the March 30, 2013 Share Exchange Agreement entered into among the Company, AEGEA, Energis and their members to remove the Company’s planned acquisition of Energis. AEGEA’s operations are governed by Delaware law and those certain Limited Liability Company Agreement of AEGEA, LLC (the “Operating Agreement”) dated November 8, 2012 by and among  (i.e., the Members of AEGEA).  The members of AEGEA have elected the following individuals as Managers: Scott Duffy and Keith Duffy.

The principal business office of AEGEA is  772 U.S. Highway One, Suite 200, North Palm Beach, FL 33408 and its telephone number is: (561) 287-5422.

AEGEA's Business

General

Through the acquisition of AEGEA, we plan to develop a first-class mega-resort destination and international community in the heart of South Florida called AEGEA.  This city will blend the components of theme park entertainment design and residential development, offering guests and residents an idyllic lifestyle inspired by the lost ancient civilization of AEGEA.  Along with the theme park and entertainment components, we have planned various themed resort areas, an Olympic-style sport and education complex, an equestrian village and a variety of residential developments.  This resort community is planned to become an exciting place to live and among the most popular vacation destinations in the world, not only because of its planned spectacular amenities, but its integration of authentic organically-designed architecture with crystal blue water in the form of waterways and lagoons.  The goal is to attract at least 20 million annual visitors.  AEGEA will cover a large area of land to be acquired and developed in phases over many years.

The origin of AEGEA dates back 4,000 years to one of the greatest and most advanced civilizations on earth, which dominated the eastern Mediterranean region between Greece and Turkey.  This area was the crossroads of the world at that time, a land bridge between the Far East, Middle East and Europe.  The Aegean’s were an industrious and peaceful society, highly skilled in architecture, rich in knowledge, sophisticated in culture, and masters of the sea.  Their legacy includes the alphabet, literature, the theatre, hospitality, and the Olympic games.  An intriguing mystery still surrounds the disappearance of the Aegean civilization.  It is believed that a single cataclysmic event caused this world to disappear into the depths of the sea.  The guiding principles of this lost world remain the foundation of our planned city and includes healthy living (mind, body and spirit), harmony with nature, peaceful coexistence, music and the arts, sports and education, architecture and the life-giving essence of water.  Since these fundamentals are a unifying factor for all cultures throughout the world, we have the opportunity to unite the world in AEGEA.

The entire city is planned to be pedestrian friendly and totally connected with the goal of parking only once, however, a network of waterways is planned as the primary transportation system.  The various resort areas will integrate hotels, residential, restaurants, retail, entertainment and cultural exhibits with an Olympic-style sports complex, themed attraction areas and an equestrian village. Quaint romantic villages with authentic architecture will be the residential neighborhoods throughout AEGEA each showcasing the unique architecture, culture, entertainment, shops, restaurants, hotels and residences specific to particular areas of the world.  A myriad of attractions will provide constant entertainment with an array of planned theme parks.

Regulatory Approvals

AEGEA is not required to obtain any approvals or clearances from any federal or state regulatory authorities in the United States or other countries to consummate the acquisition by Forever Valuable Collectibles, Inc.  As discussed in this Information Statement, we intend to obtain clearance from FINRA for the Amended and Restated Articles prior to the Effective Date.

Reports, Opinions, Appraisals

We did not receive a report, opinion, or appraisal from an outside party as to the value of our common stock, or the fairness of the Share Exchange Agreement, or otherwise engage a financial advisor in connection with this agreement.  Our Board concluded that there was sufficient information and safeguards in place that did not justify the expense of retaining an independent financial advisor, including (i) the Company’s conducting due diligence on AEGEA, (ii) the fact that members of AEGEA and its management are unrelated third parties and the Share Exchange Agreement was negotiated at arm’s-length, and (iii) management’s expectations regarding future growth prospects of the resort industry and the ability of AEGEA’s management to execute on its business plans

Past Contracts, Transactions or Negotiations

The terms of the Share Exchange Agreement were the result of arm’s-length negotiations between Jodi Stevens, our CEO and Keith Duffy, Energis and AEGEA’s managing member.  The following is a summary of the background of these negotiations and the acquisition.

In November 2012, a business acquaintance of the Company’s CEO, Jodi Stevens, introduced Ms. Stevens to the managing member of Energis and AEGEA, Keith Duffy.  Ms. Stevens and Mr. Duffy discussed the possibility of the Company serving as a vehicle to allow Mr. Duffy to obtain financing for a resort and entertainment community.

The parties commenced their respective due diligence investigations beginning in January 2013.  During this period, the management teams and legal advisors of each of us, AEGEA and Energis held numerous teleconferences and corresponded regularly regarding various business and legal due diligence matters.  In addition, the parties negotiated up to the end of negotiations the number of shares of the Company’s common and preferred stock that would be issued in exchange for the interests in AEGEA and Energis and the terms and conditions of the class of preferred stock that would be issued.  During this time period numerous drafts of the Share Exchange Agreement were circulated.

On March 12, 2013, the Company’s board of directors met to approve the acquisition and authorize management to execute the Share Exchange Agreement.

On March 30, 2013, the parties executed the Share Exchange Agreement and, on April 4, 2013, the Company filed with the SEC a Form 8-K reporting this event.

From May 23, 2013 through June 7, 2013, our management, legal advisors and management of AEGEA and Energis held numerous teleconferences and exchanged correspondence regarding the costs of completing an audit of Energis, the importance of including the land owned by Energis in the proposed AEGEA resort development at this juncture of the project and the need for third party consents to complete that aspect of the acquisition. Based on a consideration of these factors, our Board of Directors concluded that the acquisition of Energis as part of the planned acquisition of AEGEA was not essential to our overall development plans.  In addition, management of AEGEA and Energis reached the same conclusion.

On June 7, 2013, we entered into an amended and restated share exchange agreement pursuant to which we agreed to issue, 94,000,000 shares of our unregistered common stock, no par value to the members of AEGEA. This agreement also amended the March 30, 2013 Share Exchange Agreement to remove the Company’s planned acquisition of Energis.

Anticipated Accounting Treatment of the Proposed AEGEA Transaction

The acquisition of a 100% interest in AEGEA by the Company from its members will be accounted for using the purchase method of accounting and, accordingly, assets acquired and liabilities assumed will be recorded at estimated fair value on the date of acquisition.

Financial and Other Information

Financial Statements

The financial statements of AEGEA and pro forma financial statements of Forever Valuable and AEGEA listed in the table below are included in this Information Statement:

Management's Discussion and Analysis of Financial Condition and Results of Operations (AEGEA)

The following discussion should be read in conjunction with AEGEA’s financial statements and the related notes that appear elsewhere in this Information Statement.

AEGEA’s Results of Operations for the period from inception (February 3, 2012) to December 31, 2012 and the three months ended March 31, 2013

Revenue.  No revenue was generated for the period from inception (February 3, 2012) to December 31, 2012 and the three months ended March 31, 2013.

Operating Expenses.  Operating expenses for the period from inception (February 3, 2012) to December 31, 2012 and the three months ended March 31, 2013 were $365,094 and $18,910, respectively, and were comprised primarily of research and development fee, professional fees and other general and administrative expenses incurred in connection with AEGEA’s development of a planned resort community in South Florida.

Net Loss.  Our net loss during the period from inception (February 3, 2012) to December 31, 2012 and the three months ended March 31, 2013 totaled $395,408 and $30,926, respectively. The losses are due to the operating expenses discussed above and the lack of any revenue during the periods reported.

Liquidity and Capital Resources

Liquidity is the ability of an enterprise to generate adequate amounts of cash to meet its needs for cash requirements. AEGEA had $0 of cash as of March 31, 2013 and December 31, 2012, respectively.

Net cash used in operating activities was $24,018 for the three months ended March 31, 2013, compared to $220,685 for the period from inception (February 3, 2012) to December 31, 2012.

Net cash provided by financing activities during the three months ended March 31, 2013, was $24,018 compared to $220,685 for the period from inception (February 3, 2012) to December 31, 2012.  Cash provided from financing activities were primarily a result of loans from an AEGEA member.

AEGEA had assets at March 31, 2013 and at December 31, 2012 of $0.

Cash Requirements

AEGEA’s future capital requirements will depend on numerous factors, including the extent it continues development of its planned resort community and its ability to control costs. AEGEA will be reliant upon member loans, private placements or public offerings of equity to fund its resort development plans.

AEGEA does not currently have any contractual restrictions on its ability to incur debt and, accordingly AEGEA could incur significant amounts of indebtedness to finance operations. Any such indebtedness could contain covenants which would restrict AEGEA’s operations.

Off-Balance Sheet Arrangements

There are no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Going Concern

AEGEA’s Report of Independent Registered Public Accounting Firm dated June 19, 2013 includes an explanatory paragraph expressing substantial doubt as to AEGEA’s ability to continue as a going concern, due to recurring losses from operations and a net capital deficiency. The auditor's opinion may impede AEGEA’s ability to raise additional capital on acceptable terms. If AEGEA is unable to obtain financing on terms acceptable to AEGEA, or at all, AEGEA will not be able to accomplish any or all of its initiatives.

INFORMATION CONCERNING FOREVER VALUABLE COLLECTABLES, INC.

General

Forever Valuable is a corporation which was formed under the laws of the State of Colorado on November 29, 2007. We were a wholly-owned subsidiary of Fincor, Inc. (“Fincor”) until August 13, 2008.

On December 5, 2007, the directors of Fincor approved, subject to the effectiveness of a registration with the Securities and Exchange Commission, a spin-off to Fincor shareholders of record as of August 13, 2008 (the “Record Date”), on a pro rata basis, with one (1) Forever Valuable common share to be issued for each one (1) Fincor common share as of the Record Date. Since Fincor’s business is totally unrelated to the proposed activities of Forever Valuable, the Fincor directors decided it was in the best interest of Fincor and Forever Valuable and Fincor's shareholders to spin-off Forever Valuable to better define the role of Fincor. The spin-off was completed in August, 2008.

The principal executive offices of the Company are located at 535 16th Street, Suite 820, Denver, Colorado 80202 and our telephone number is (303)573-1000.

Business

We purchased our original inventory from Fincor. This was inventory which was originally acquired by Fincor from non-affiliated third parties at the same price as Fincor originally acquired the inventory. This inventory consisted exclusively of sports memorabilia. The inventory consists of commemorative professional and college sports teams and players and coaches on those teams. We acquired the inventory at the original purchase price of $3,211.  To date, we have sold $1,200 of the inventory.

We plan to identify undervalued items that can be purchased at below retail prices and resold for a profit.  We plan to use other sports memorabilia sellers and auction web sites and will also contact private collectors to develop our inventory. There is risk inherent in any transaction since the collectibles market can be volatile and collector tastes can change quickly.  Our collectibles merchandise will initially be focused on sports memorabilia. We define sports memorabilia as any product directly related to a member of a professional or college sport. Our goal is to become a significant retailer of sports memorabilia in the United States. Once we have established our presence as a significant retailer of sports memorabilia, we may look at expanding our product line to include other collectibles. We plan to become a significant retailer of sports memorabilia by emphasizing growth through implementing a national operating strategy emphasizing internal revenue growth and profitability.

Key elements of our strategy include:

Develop, strengthen, and expand vendor relationships. Vendors in the collectibles industry often recognize retailers based on certain volume levels and reputation. We will try to achieve preferred gallery status with key vendors which would entitle us to volume discounts, co-op advertising funds, shipping allowances and other benefits. We will also try to establish exclusive relationships with vendors for certain product lines and items.   We will simultaneously focus on finding inventory on auction web sites and developing relationships with established sports memorabilia vendors throughout the United States, both individually and through trade shows. We will initially focus in the Western half of the United States and online but may also look for opportunities where we can find them. We have done initial research on auction web sites but have had no discussions with vendors at  this time, nor have we attended any trade shows;

Develop database direct mail, telemarketing and Internet marketing programs. We plan to develop databases that detail the buying patterns and merchandise preferences of potential customers and enable us to conduct targeted database direct mail, telemarketing and Internet marketing programs.

Establish operating procedure.  Initially we intend to focus on developing a centralized system to monitor our operations by auditing sales receipts, accounts payables, payroll, purchases and inventory levels and by implementing centralized cash management operations.

Taxes

Various states are increasingly seeking to impose sales or use taxes on inter-state mail order sales and are aggressively auditing sales tax returns of mail order businesses.  Complex legal issues arise in these areas, relating, among other things, to the required nexus of a business with a particular state, which may permit the state to require a business to collect such taxes. At the present time, we are not aware of any states in which we may operate who would impose sales taxes on our transactions.  Although we believe that we can adequately provide for sales taxes on mail order sales, there can be no assurance as to the effect of actions taken by state tax authorities on our financial condition or results of operations. In the future, we may be required to collect sales tax on sales made to customers in all of the states in which we conducts our operations. The imposition of sales taxes on mail order sales generally has a negative effect on mail order sales levels. All of the factors cited above may negatively affect our financial condition and results of operations in the future.  Any such impact cannot currently be quantified.

Operations, Management and Employees

Our plan is to concentrate our operations in the Western half of the United States and online through our website.

We have no full-time employees. We plan to use part-time independent contractors for sales. As we expand, we intend to hire employees. However, we have no present plans to do so.

Marketing and Promotion

We expect to generate revenues in the next twelve months from memorabilia and collectibles operations using referrals from Fincor and unrelated individuals and entities that operate in the memorabilia and collectibles business. We also plan to market through direct contact with prospective customers. We have no sales representatives who solicit potential clients.

Patents and Trademarks

We do not currently have any patent or trademark protection. If we determine it is feasible to file for such trademark protection, we still have no assurance that doing so will prevent competitors from using the same or similar names, marks, concepts or appearance.

Competition

We have no operating history and, therefore, will have inherent difficulty competing in the crowded collectibles market. Large, well known auction houses and collectibles companies that have been in existence for many years have an extensive, well established client base with whom they have earned credibility and cemented strong long term relationships.  We face the challenge of competing against well entrenched competition with limited capital.  This becomes even more critical in the collectibles market, where the percentage of profits tends to increase exponentially with the size of the purchase.  With the amount of collectibles of dubious origin being sold to unsuspecting buyers, we believe that it will take many years to establish the impeccable reputation necessary to garner the large list of satisfied clients that is essential for any successful collectibles business.  We cannot expect to be a significant factor in the collectibles field in the foreseeable future.

 We do not expect to pay dividends on common stock.

We have not paid any cash dividends with respect to our common stock, and it is unlikely that we will pay any dividends on our common stock in the foreseeable future. Earnings, if any, that we may realize will be retained in the business for further development and expansion.

Effect of Governmental Regulations: Compliance with Environmental Laws

We do not believe that we are subject to any material government or industry regulation.

Backlog

At March 31, 2013, we had no backlogs.

Research and Development

We have never spent any amount in research and development activities.

Market for the Common Stock, Related Shareholder Matters and the Company’s Purchases of Equity Securities

Holders

As of June 18, 2013, there were 42 record holders of our common stock and there were 49,900,000 shares of our common stock outstanding.

Market Information

We have recently been cleared for trading on the OTCBB but we have three market makers and no public market has yet been developed. There can be no assurance that a public trading market will develop or be sustained in the future. Without an active public trading market, you may not be able to liquidate your shares without considerable delay, if at all. If a market does develop, the price for our securities may be highly volatile and may bear no relationship to our actual financial condition or results of operations. Factors we discuss in this prospectus, including the many risks associated with an investment in our Company, may have a significant impact on the market price of our common stock. Also, because of the relatively low price of our common stock, many brokerage firms may not effect transactions in the common stock.

We have applied for and been approved for trading on the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc., trading under the symbol FVBC.

On October 11, 2011, we engaged the services of Alpine Securities to assist in applying to and interacting with the Depository Trust Company (DTC) as our agent in our request to the DTC to make an issue of our securities eligible for DTC book-entry delivery and depository services. We have been cleared for DTC Services.

Dividend Policy

We have not previously declared or paid any dividends on our common stock and do not anticipate declaring any dividends in the foreseeable future. The payment of dividends on our common stock is within the discretion of our board of directors. We intend to retain any earnings for use in our operations and the expansion of our business. Payment of dividends in the future will depend on our future earnings, future capital needs and our operating and financial condition, among other factors that our board of directors may deem relevant. We are not under any contractual restriction as to our present or future ability to pay dividends.

Equity Compensation Plan Information

We have no outstanding stock options or other equity compensation plans.

Sales of Equity Securities

There were no shares of Common Stock issued by the Company since March 31, 2013 without registration under the Securities Act, that have not been previously disclosed by the Company in its periodic filings with the Securities and Exchange Commission.

Such outstanding issuances, as disclosed in the periodic filings include.

A.  Common Stock.

During March 2011 we issued 40,000 shares of common stock to our stock transfer agent, Island Capital Management, for payment of professional services.

During the years ended December 31, 2010 and 2009, we incurred stock transfer agent fees to X-Pedited Transfer Corp., an affiliate, totaling $2,954 and $1,000, respectively. At December 31, 2009, the unpaid balance to the affiliate was $1,118, and is included in the accompanying balance sheet as accounts payable, related party. During February 2010, we issued 12,000 shares of our common stock to X-Pedited Transfer Corp. as payment for the December 31, 2009 obligation.

During March 2009 and September 2009, we issued 25,000 and 10,000 shares of common stock, respectively, to our stock transfer agent, X-Pedited Transfer Corp., an affiliate, for payment of professional services. 25,000 shares were issued as payment for a December 31, 2008 liability related to services rendered during 2008. 10,000 shares were issued for services performed during 2009. The transactions were recorded based on the fair value of the services rendered, which totaled $3,500, or $0.10 per share.

During October 2008, we issued 5,000 shares of common stock to a vendor in exchange for payment of professional fees. The transaction was recorded based on the fair value of the services rendered, which totaled $500, or $0.10 per share.

Upon effectiveness of a Registration Statement filed with the SEC by Forever Valuable Collectibles, Inc. (the “Company” or “we”), Fincor, Inc. (“Fincor”) completed the spin-off of the Company to its shareholders of record as of August 13, 2008. The transaction was effected by the issuance of 11,920,600 shares of the Company’s common stock to Fincor in exchange for cash and property.

B. Warrants to Purchase Common Stock.

On November 29, 2007 the Board of Directors unanimously approved the granting of a warrant to A-Squared Holdings, Inc. in exchange for providing a one-year, $200,000 credit facility to the Company.

The warrant vested as of the date of the grant and expires in five years. On November 28, 2012 the Board of Directors approved an extension of the warrant expiration date for another three years to November 29, 2015. All 200,000 shares underlying the warrant are exercisable at $0.001 per share. The Board of Directors valued the shares of common stock at the fair value of $0.00005 per share on the date of grant using the Black-Scholes option pricing model. Compensation expense totaling $10 was recognized during the period ended December 31, 2007. No warrants had been exercised through December 31, 2012.

Under the terms of the Share Exchange Agreement, this warrant will be canceled upon closing of the acquisition of AEGEA.

Dividends

No dividends have been declared or paid on the Common Stock, and the Company does not anticipate that any dividends will be declared or paid in the foreseeable future.

Securities Authorized for Issuance under Equity Compensation Plans

The Company has no equity compensation plan.

Financial Statements of the Company

Set forth below is a list of the financial statements of the Company which have been provided with this Information Statement on pages F-22 through F-34.

Management’s Discussion and Analysis of Financial Condition and Results of Operations (Forever Valuable)

Certain statements in this Management's Discussion and Analysis of Financial Condition and Results of Operations that are not historical facts are forward-looking statements such as statements relating to future operating results, existing and expected competition, financing and refinancing sources and availability and plans for future development or expansion activities and capital expenditures. Such forward-looking statements involve a number of risks and uncertainties that may significantly affect our liquidity and results in the future and, accordingly, actual results may differ materially from those expressed in any forward-looking statements. Such risks and uncertainties include, but are not limited to, those related to effects of competition, leverage and debt service financing and refinancing efforts, general economic conditions, and changes in applicable laws or regulations. The following discussion and analysis should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this report.

Our activities have been primarily focused on organization as a development stage enterprise since planned principal operations have not yet commenced. Accordingly, management does not consider the historical results of operations to be representative of our future results of operation. Our development stage began with our incorporation. Our plan is to own and operate a sports and non-sports memorabilia and collectibles business. See “Business” below.

Critical Accounting Policies

We have identified the following policies below as critical to our business and results of operations. For further discussion on the application of these and other accounting policies, see Note 1 to the accompanying audited financial statements for the period ended December 31, 2012.  Our reported results are impacted by the application of the following accounting policies, certain of which require management to make subjective or complex judgments. These judgments involve making estimates about the effect of matters that are inherently uncertain and may significantly impact quarterly or annual results of operations. For all of these policies, management cautions that future events rarely develop exactly as expected, and the best estimates routinely require adjustment. Specific risks associated with these critical accounting policies are described in the following paragraphs.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company had revenues of $0 during the period ended December 31, 2012. Anticipated future operating revenue will represent product sales in connection owning and operating a memorabilia and collectibles business. Such revenues will be recorded as the memorabilia and collectibles are sold.

Plan of Operation for December 31, 2012 to December 31, 2013

Forever Valuable intends to own and operate a memorabilia and collectibles business. Our operating costs are expected to range between $70,000 and $90,000 for the fiscal year ending December 31, 2013. These operating costs include insurance, taxes, utilities, maintenance, contract services and all other costs of operations. However, the operating costs and expected revenue generation are difficult to predict. We expect to generate revenues in the next twelve months from memorabilia and collectibles operations using referrals from Fincor and unrelated individuals and entities that operate in the memorabilia and collectibles business. Since there can be no assurances that revenues will be sufficient to cover operating costs for the foreseeable future, it may be necessary to raise additional funds. Due to our lack of operating history, raising additional funds may be difficult. In November, 2007, an affiliated organization named A-Squared Holdings, Inc. (“A-Squared”) agreed to provide operating capital in the form of a loan of $200,000 to cover operating expenses. This loan is evidenced by an unsecured promissory note which was originally due November 29, 2008, extended by one year on November 29, 2009 and was again extended until November 29, 2015, and renews automatically each year on November 29 with a renewal fee calculated as 1.5% of the unpaid balance due on that date.  A second affiliate, X-Clearing Corporation (“X-Clearing”) has also advanced working capital to us on an as-needed basis in exchange for promissory notes.  There is no assurance that these loans will continue in the future.   If we are unable to raise funds to cover any operating deficit after fiscal year ending December 31, 2015, our business may fail.   We have generated minimal revenues during the period ended December 31, 2012, and management does not anticipate any significant revenues until the last quarter of 2013 as contemplated by our business plan.

As of March 31, 2013, we have minimal inventory valued at $7,912. We anticipate implementing the following business plan for our next twelve months:

As we have attempted to implement our business plan over the last 38 months, we will continue to concentrate on the purchase of inventory.  The new inventory will consist primarily of sports collectibles and will be obtained in the following ways:

1.           Continued development of business contacts.

2.           Setting up a table at major sports collectibles trade show in the Midwest and West.  We plan to purchase inventory brought into the show by collectors who want to sell.

3.           Making buying trips.  Prior to any trips, a small ad will be placed in the local newspaper to notify collectors of the location and times when they can bring their collectibles to be purchased.

In the months ahead, we will continue to purchase sports memorabilia to build an appropriate inventory level.  Initially, we will sell our inventory on a cash-only basis. At some point within the next twelve months of our operations, we will begin selling inventory on EBAY and begin accepting credit cards in order to reach a potential broader market.

The new inventory will be acquired by attending at least one large trade show, by contacting private collectors, and through other sports collectibles business contacts. Throughout this process, we will continue to sell by advertising in hobby publications and by selling at all trade shows attended. We will begin plans to hold a live public auction which will be held in Denver and be run by a licensed, third party auctioneer, who we will hire.

 We anticipate taking additional buying trips and attending at least one major trade show. Once we hold the public auction, we will keep the list of all attendees and add them to our mailing list.  We will begin to plan a direct mail sale targeted to our mailing list.  We will continue to attend at least one trade show per month; buying and selling inventory.

As business progresses, we plan to attend another trade show and to make another buying trip. Furthermore, we plan to begin to put together a direct sales email campaign to send out to our mailing list.  New customers will always be solicited at each trade show attended.

We plan to send out the email sales offering.  If sales and profits justify, we will begin interviewing possible additions to staff.  We will continue to attend at least one trade show per month and buying and selling inventory.

We will develop a Company website.  The site would be a virtual store, where prospective buyers can see a list of available merchandise and view pictures of the more expensive items.  We will continue to buy and sell inventory.

Following activation of the Company website, we will promote the website in all hobby publication ads and when selling auction lots on EBAY.  We will send emails to our mailing list promoting the website.  Continue attending trade shows and plan an additional buying trip.

We anticipate developing our plan for the next twelve months using a combination of our loan guarantee from A-Squared, cash advances from X-Clearing and the cash flow generated from sales.

Seasonality

We expect that our business will be seasonal with most revenue generated in the latter half of the calendar year. However, with our startup phase, we do not anticipate any material revenue until the last quarter of 2013.

Results of Operations

We had no sales revenue for the fiscal year ended December 31, 2012.  Operating expenses which are composed of selling, general and administrative expenses during the period ended December 31, 2012 totaled $77,664 consisting of filing fees, professional fees and rent.

Operating expenses for the three months ended March 31, 2013, were $20,082 compared to $22,378, for the three months ended March 31, 2012. Operating expenses for the three months ended March 31, 2013 were $60,292 compared to $60,730 and $420,814 from November 29, 2007 (Inception) through March 31, 2013. The major components of operating expenses include rent, transfer agent fees, marketing costs, and professional fees, which consist of legal and accounting costs.

As a result of the foregoing, we had a net loss before income taxes of $ 24,540 (less than $0.01 per share) for the three months ended March 31, 2012 compared to a net loss before income taxes of $ 26,712 (less than $0.01 per share) for the three months ended March 31, 2013.  We had a net loss of $470,923 from Inception through March 31, 2013.

Liquidity and Capital Resources

At December 31, 2012, we had a nominal cash balance of $567. Our total assets were $8479. At December 31, 2012 our current liabilities were $150,522, which consists of accounts payable, interest accrued payable, and loans payable. While contributed services and fees throughout the development stage total $291,011 in additional paid-in capital, total operating losses for the same period equal $446,383, resulting in a net shareholders’ deficit of $142,043 at the fiscal year ended December 31, 2012.

As of March 31, 2013, we had cash of $297.

Net cash used in operating activities was $5,770 for the three months ended March 31, 2013 compared to net cash used in operating activities of $2,800 for the three months ended March 31, 2012 and $80,276 from Inception through March 31, 2013.

Cash flows provided by financing activities were $5,500 for the three months ended March 31, 2013 compared to $6,000 for the three months ended March 31, 2012 and $80,573 from Inception through March 31, 2013.  These cash flows were all related to borrowings from a related party and the sale of common stock.

Financial Position

At December 31, 2012, we had no commitments for capital expenditures. In November, 2007, A-Squared agreed to provide operating capital in the form of a loan of $200,000 to cover operating expenses. This loan is evidenced by an unsecured promissory note which was originally due November 29, 2008, with a possible extension ending November 29, 2009. On November 26, 2008, a motion was presented and passed to extend the Maturity Date of the above notes to November 29, 2009. On November 29, 2009 a motion was passed to extend the Maturity date of the above notes to November 29, 2015. A second affiliate, X-Clearing has also advanced working capital to us on an as-needed basis in exchange for non-secured promissory notes. There is no assurance that these loans will continue in the future.

Management estimates it will take approximately an additional $70,000 - $90,000 per year to fund proposed operations.  Since we have limited operating history, it is uncertain whether revenue from operations will be sufficient to cover our operating expenses. In addition, the current economic crisis has led to an overall consumer confidence decline. The demand for sports memorabilia has declined due to the overall conservative nature displayed in consumer behaviors over the last eleven quarters. Holiday spending was largely over projected in all sectors of consumer spending.  Furthermore, we have no commitment for funding after fiscal year 2015.

COMPANY CONTACT INFORMATION

All inquiries regarding Forever Valuable should be addressed to Jodi Stevens, President, at Forever Valuable’s principal executive offices, at:  Forever Valuable Collectibles, Inc., 535 16th Street, Suite 820, Denver, CO  80202. Ms. Stevens may also be reached by telephone at 303-537-1000.

By Order of the Board of Directors of Forever Valuable Collectibles, Inc.

July 1, 2013	Jodi Stevens, Secretary

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)

CONSOLIDATED FINANCIAL STATEMENTS

Period from Inception (February 3, 2012)
Through December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Members of:
Aegea, LLC

We have audited the accompanying consolidated statement of financial position of Aegea, LLC and Subsidiary (a development stage company) (the “Company”) as of December 31, 2012 and the related consolidated statements of operations, changes in members’ equity (deficit), and cash flows for the period from February 3, 2012 (inception) to December 31, 2012.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aegea, LLC and Subsidiary as of December 31, 2012 and the consolidated results of its operations and its cash flows, for the period from February 3, 2012 (inception) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the consolidated financial statements, the Company reported a net loss and cash used in operations from inception of $395,408 and $220,685, respectively, and as of December 31, 2012, had a working capital deficit, members’ deficit and a deficit accumulated during the development stage of $44,774, $295,117 and $395,408, respectively, and is in the development stage with no revenues.  These matters raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans as to these matters are also described in Note 1.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Salberg & Company, P.A.

SALBERG & COMPANY, P.A.
Boca Raton, Florida
June 19, 2013

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
CONSOLIDATED STATEMENT OF FINANCIAL POSITION
DECEMBER 31, 2012

ASSETS

Total Assets	$-

LIABILITIES AND MEMBERS' DEFICIT
Current Liabilities
Bank overdraft	$656
Accounts payable	37,528
Accrued expenses	6,590

Total Current Liabilities	44,774

Accrued interest - related party	30,314
Line of credit - related party	220,029

Total Liabilities	295,117

MEMBERS' EQUITY (DEFICIT)
Members' Equity	100,291
Deficit accumulated during the development stage	(395,408)

Total Members' Deficit	(295,117)

Total Liabilities and Members' Deficit	$-

The accompanying notes are an integral part of these consolidated financial statements.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (FEBRUARY 3, 2012) TO DECEMBER 31,2012

Operating expenses
Research and development	$239,161
Professional fees	86,171
Other general and administrative expenses	39,762

Total operating expenses	365,094

Loss from operations	(365,094)

Other expenses
Interest	(30,314)

Total other expenses	(30,314)

Net loss	$(395,408)

The accompanying notes are an integral part of these consolidated financial statements.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS' DEFICIT
FOR THE PERIOD FROM INCEPTION (FEBRUARY 3, 2012) TO DECEMBER 31,2012

Balance, Inception (February 3, 2012)	$-

Members' interests issued for services	100,291

Net loss	(395,408)

Balance, December 31, 2012	$(295,117)

The accompanying notes are an integral part of these consolidated financial statements.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (FEBRUARY 3, 2012) TO DECEMBER 31,2012

Cash flows from operating activities

Net loss	$(395,408)
Adjustments to reconcile net loss to net cash
used in operating activities:
Members' interest issued for services	100,291

Changes in operating assets and liabilities
Increase (decrease) in:
Accounts payable	37,528
Accrued expenses	36,904

Net cash used in operating activities	(220,685)

Cash flows from financing activities
Bank overdraft	656
Proceeds from line of credit - related party	220,029

Net cash provided by financing activities	220,685

Net increase (decrease) in cash	-

Cash
Beginning of period	-

Cash end of period	$-

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$-

The accompanying notes are an integral part of these consolidated financial statements.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012

1.       Organization and Basis of Presentation

AEGEA, LLC (the “Company”) was formed on November 8, 2012 as a Delaware Limited Liability Company to re-organize Florida’s Heartland EB-5 Regional Center, L.L.C. which was formed in Florida on February 3, 2012.  The Company is in the development stage with the purpose of developing a mega-resort city in South Florida that will become an international community and leisure destination worldwide.  The resort will offer residents and guests a unique living environment, integrating residential and hospitality with attractions and entertainment, and will include theme parks, a sports and education complex, and various venues for music and the arts.  The character of the project will be marked by a network of canals and lagoons with authentic immersive architecture from around the world.  AEGEA’s shopping, dining and hospitality will become a global marketplace for domestic and international brands.

Development Stage
The Company has no revenues and is in the development stage.  Activities during the development stage consist of organizational activities, capital raising and developing the business plan.

Principles of Consolidation
The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary Florida’s Heartland EB-5 Regional Center L.L.C.  All inter-company balances and transactions have been eliminated in consolidation.

Liquidity and Going Concern
At December 31, 2012, although the Company still had an unfunded commitment of approximately $30,000 on their line of credit, the Company had no available cash and cash equivalents, a working capital deficit of $44,774 and an accumulated deficit of $395,408.  Additionally, the Company has incurred losses and used cash in operations since its inception in its organizational activities, raising capital and developing its business plan and had no revenues.  These matters raise substantial doubt about the Company’s ability to continue as a going concern.  Subsequent to year end, and although Company continued to incur losses, the Company has raised through debt and equity instruments an additional $170,000 and has in excess of $100,000 in the bank as of June 9, 2013.

Management has taken several actions to ensure that the Company will continue as a going concern through December 31, 2013, including the offering of a Private Placement Memorandum to raise $20,000,000 through a convertible debt offering and is in the final stages of a reverse acquisition and recapitalization transaction. As a publicly traded company, the Company will benefit from easier access to capital markets, increase liquidity, and higher share pricing. Management believes that these actions will enable the Company to continue as a going concern through December 31, 2013.  The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012

2.	Summary of Significant Accounting Policies

Limited liability Company
The Company is a limited liability company.  This type of organization provides that the partner is not personally liable for any acts, debts, or liabilities beyond the partners’ capital contributions.

Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with maturities of three months or less at the time of purchase.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant assumptions and estimates relate to the valuation of members’ interests issued for services . Actual results could differ from these estimates.

Fair Value Measurements and Fair Value of Financial Instruments
The Company adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

*	Level 1: Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.
*
Level 2: Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other then quoted prices that are observable, and inputs derived from or corroborated by observable market data.

*
Level 3: Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The estimated fair value of certain financial instruments, including accounts payable, accrued expenses and the line of credit are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments

Research and Development
In accordance with ASC 730-10, expenditures for research and development are expensed when incurred, and are included in operating expenses. The Company recognized research and development costs of $239,161 from inception (February 3, 2012) to December 31, 2012 relating to contract services performed for the Company for architectural and creative design.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012

Equity-Based Compensation
The Company accounts for equity-based compensation in accordance with ASC 718-10 which requires the grant date measurement and the recognition of compensation expense for all equity-based payment awards made to employees and directors based on estimated fair values.

The Company accounts for non-employee equity-based awards at fair value in accordance with the measurement and recognition criteria of ASC 505-50 “Equity Based payments to Non-Employees”.

Income Taxes
As a limited liability company, the members have elected be a treated as a partnership for federal and state income tax purposes. As such, no provision or credit has been made in the accompanying consolidated financial statements for federal or state income taxes since the members allocable share of the Company's taxable income or loss are reportable on their income tax returns.

As of December 31, 2012, tax year 2012 remains open for IRS audit. The Company has received no notice of audit from the Internal Revenue Service.

Recent Accounting Pronouncements
Accounting standards which were not effective until after December 31, 2012 are not expected to have a material impact on the Company’s consolidated financial position or results of operations.

3.        Concentrations

 Concentration of Credit Risk
The Company maintains accounts with financial institutions.  All cash in checking accounts are non-interest bearing and are fully insured by the Federal Deposit Insurance Corporation (FDIC).  At times, cash balances in money market accounts may exceed the maximum coverage provided by the FDIC on insured depositor accounts.  The Company believes it mitigates its risk by depositing its cash and cash equivalents with major financial institutions.  There were no cash deposits in excess of FDIC insurance at December 31, 2012.

Concentration of Funding
Through December 31, 2012, approximately 100% of funding was received from one related party member in the form of interest bearing line of credit loans .(see Notes 4 and 6)

4.        Line of Credit-Related Party

A member has committed to loan the Company up to $250,000 cash on an as needed basis.  The line of credit bears interest at 18% per annum and originally had no specific terms of repayment.  At December 31, 2012, the outstanding balance was $220,029 plus accrued interest of $30,314.  At December 31, 2012, the unused amount of the line of credit was $29,971.  In June 2013, the Company and the member agreed to a maturity date of June 30, 2014 for principle and accrued interest.  Accordingly, these amounts are reflected as non-current liabilities at December 31, 2012.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012

5.        Members’ Equity

Effective December 31, 2012, the members of Florida’s Heartland EB-5 Regional Center, L.L.C. exchanged all their member interests for proportional interests in Aegea, LLC which became the parent.  There was no accounting effect to the reorganization.  The prior operating agreement of the subsidiary was then terminated.

At inception ( February 3, 2012) the Company valued the original four founding members interests issued for services at $10,000 which was expensed as of December 31, 2012.  In addition, certain intellectual properties with a zero cost basis under GAAP were contributed.  During 2012, two consultants performed services for the Company and were granted an aggregate 7% interest in the reorganized entity.  Their services were valued at $90,291 and expensed.

6.       Related Party

Two consultants affiliated with each other through an LLC performed services for the Company.  One of those consultants is a director of the Company.  The LLC in which they are members received a member interest in the Company in exchange for their services.  (See Note 5)

At December 31, 2012 the line of credit payable to related party member was $220,029 and accrued interest was $30,314.  ( See Note 4)

7.       Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through June 19, 2013, the date the financial statements were issued.

In 2013, the Company is in the final stages of completing a reverse acquisition and recapitalization transaction to be acquired by a public company, Forever Valuable Collectibles, Inc. (“FVBC”), through an amended share exchange agreement where the members of the Company will be issued 94,000,000 shares of Forever Valuable Collectibles, Inc. representing an 81.7% interest in FVBC.  The Company intends to account for this transactions as a recapitalization of the Company since the members will receive voting and management control of FVBC.

Since December 31, 2012, the Company borrowed approximately an additional $30,000 from its line of credit, received member contributions of $40,000 and received $100,000 under a convertible promissory note.  The convertible promissory note accrues interest at 12%, and is due in 90 days from the note date of May 31, 2013 or automatically converts to common stock of the recapitalized Company if the Company goes public or raises no less than $50,000,000 prior to the note maturity date.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2012

In 2013, the Company is offering to accredited investors, 8% senior convertible debentures which mature two years after the issuance date, under a private placement memorandum offering to raise a minimum of $5,000,000 and maximum of $20,000,000.  The purchase price is $500,000 for each debenture.  Interest will be payable on the last day of the twelfth month after the issuance of the debenture and then quarterly until maturity.  The debentures are secured by a first lien on all assets of the Company. The debentures and accrued interest automatically convert to common stock of the public company into which Aegea, LLC may merge if the Company has entered into a firm commitment for a financing of no less than $50,000,000.  In addition, the holders may voluntarily convert their debenture and accrued interest at any time following the date at which Aegea, LLC merges with a public company.  The conversion price shall be computed by dividing the principal sum and any accrued interest outstanding on the debenture by the average volume weighted average price (VWAP) of the Successor Entity’s common stock over the seven (7) trading days prior to the conversion date and then multiplying the result by 75%.  In no event, however, shall the conversion price be less than $1.00 per share.  The Company expects to account for these debentures as stock settled debt due to the conversion formula.

In June 2013, the Company extended the maturity date of the line of credit.  (See Note 4)

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)

CONSOLIDATED
FINANCIAL STATEMENTS
(Unaudited)

MARCH 31, 2013

CONTENTS

Consolidated Statement of Financial Position as of March 31, 2013 (unaudited) and December 31, 2012	F-12

Consolidated Statement of Operations - For the three months ended March 31, 2013, the period from inception (February 3, 2012) to March 31, 2012 and for the period February 3, 2012 (inception) to March 31, 2013 (unaudited)
F-13

Consolidated Statement of Changes in Members’ Deficit - For the period February 3, 2012 (inception) to March 31, 2013 (unaudited)	F-14

Consolidated Statement of Cash Flows - For the three months ended March 31, 2013, the period from inception (February 3, 2012) to March 31, 2012 and for the period February 3, 2012 (inception) to March 31, 2013 (unaudited)
F-15

Notes to unaudited consolidated Financial Statements	F-16 - F-20

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	MARCH 31,	DECEMBER 31,
ASSETS	2013	2012
	(Unaudited)

Total Assets	$-	$-

LIABILITIES AND MEMBERS' DEFICIT
Current Liabilities
Bank overdraft	$734	$656
Accounts payable and accrued expenses	39,010	44,118

Total Current Liabilities	39,744	44,774

Accrued interest - related party	42,324	30,314
Line of credit - related party	243,969	220,029

Total Liabilities	326,037	295,117

MEMBERS' EQUITY (DEFICIT)
Members' Equity	100,291	100,291
Deficit accumulated during the development stage	(426,328)	(395,408)

Total Members' Deficit	(326,037)	(295,117)

Total Liabilities and Members' Deficit	$-	$-

The accompanying notes are an integral part of these unaudited  consolidated financial statements.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

		INCEPTION	INCEPTION
	THREE MONTHS	(FEBRUARY	(FEBRUARY
	ENDED	3, 2012) TO	3, 2012) TO
	MARCH 31,	MARCH 31,	MARCH 31,
	2013	2012	2013
Operating expenses
Professional fees	$8,981	$23,664	$95,152
Research and development expenses	9,000	101,500	248,161
Other general and administrative expenses	929	5,199	40,691

Total operating expenses	18,910	130,363	384,004

Loss from operations	(18,910)	(130,363)	(384,004)

Other expenses
Interest	(12,010)	(2,257)	(42,324)

Total other expenses	(12,010)	(2,257)	(42,324)

Net loss	$(30,920)	$(132,620)	$(426,328)

The accompanying notes are an integral part of these unaudited  consolidated financial statements.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS' DEFICIT
(Unaudited)

INCEPTION
(FEBRUARY 3, 2012)
TO
MARCH 31,
2013

Balance, Inception (February 3, 2012)	$-

Members' interests issued for services	100,291

Net loss from inception (February 3, 2012) to December 31, 2012	(395,408)

Balance, December 31, 2012	(295,117)

Net loss for the three months ended March 31, 2013	(30,920)

Balance, March 31, 2013	$(326,037)

The accompanying notes are an integral part of these unaudited  consolidated financial statements.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

		INCEPTION	INCEPTION
	THREE MONTHS	(FEBRUARY 3, 2012)	(FEBRUARY 3, 2012)
	ENDED	TO	TO
	MARCH 31,	MARCH 31,	MARCH 31,
	2013	2012	2013

Cash flows from operating activities

Net loss	$(30,920)	$(132,620)	$(426,328)
Adjustments to reconcile net loss to net cash
used in operating activities:
Members' interest issued for services	-	-	100,291

Changes in operating assets and liabilities
Increase (decrease) in :
Accrued expenses	6,902	3,757	81,334

Net cash used in operating activities	(24,018)	(128,863)	(244,703)

Cash flows from financing activities
Bank overdraft	78	-	734
Proceed from line of credit - related party	23,940	167,108	243,969

Net cash provided by financing activities	24,018	167,108	244,703

Net increase (decrease) in cash	-	38,245	-

Cash and cash equivalents
Beginning of period	-	-	-

Cash end of period	$-	$38,245	$-

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$-	$-	$-

The accompanying notes are an integral part of these unaudited  consolidated financial statements.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2013
(Unaudited)

1.        Organization and Basis of Presentation

Aegea, LLC (the “Company”) was formed on November 8, 2012 as a Delaware Limited Liability Company to re-organize Florida's Heartland EB-5 Regional Center, L.L.C. which was formed in Florida on February 3, 2012. The Company is in the development stage with the purpose of developing a mega-resort city in South Florida that will become an international community and leisure destination worldwide. The resort will offer residents and guests a unique living environment, integrating residential and hospitality with attractions and entertainment, and will include theme parks, a sports and education complex, and various venues for music and the arts. The character of the project will be marked by a network of canals and lagoons with authentic immersive architecture from around the world. AEGEA’s shopping, dining and hospitality will become a global marketplace for domestic and international brands.

Development Stage
The Company has no revenues and is in the development stage.  Activities during the development stage consist of organizational activities, capital raising and developing the business plan.

Principles of Consolidation
The accompanying unaudited consolidated financial statements include the accounts of the Company and its wholly-owned affiliate Florida's Heartland EB-5 Regional Center, L.L.C.  All inter-company balances and transactions have been eliminated in consolidation.

Basis for Presentation for Interim Financial Statements
These unaudited consolidated interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (”SEC”) for interim financial information.  Accordingly, they do not include all of the information and footnotes required by “"GAAP” for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  The accounting policies and procedures used in the preparation of these consolidated financial statements have been derived from the audited consolidated financial statements of the Company for the period from February  3, 2012 (inception) to December 31, 2012,.  The consolidated balance sheet as of December  31,  2012 was derived from those consolidated financial statements.  The results of operations for the three months ended March 31, 2013 are not necessarily indicative of the results to be expected for the full year.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2013
(Unaudited)

Liquidity and Going Concern
At March 31, 2013, the Company had no available cash and cash equivalents, a working capital deficit of $39,744 and an accumulated deficit of $426,328.  Additionally, the Company has incurred losses and used cash in operations since its inception in its organizational activities, raising capital and developing its business plan and had no revenues.  These matters raise substantial doubt about the Company’s ability to continue as a going concern.  Subsequent to March 31, 2013, and although Company continued to incur losses, the Company has raised through debt and equity instruments an additional $170,000 and has in excess of $100,000 in the bank as of June 9, 2013.

Management has taken several actions to ensure that the Company will continue as a going concern through March 31, 2014, including the offering of a Private Placement Memorandum to raise $20,000,000 through a convertible debt offering and is in the final stages of a reverse acquisition and recapitalization transaction. As a publicly traded company, the Company will benefit from easier access to capital markets, increase liquidity, and higher share pricing. Management believes that these actions will enable the Company to continue as a going concern through March 31, 2014.  The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

2.	Summary of Significant Accounting Policies

Limited liability Company
The Company is a limited liability company. This type of organization provides that the partner is not personally liable for any acts, debts, or liabilities beyond the partners’ capital contributions.

Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with maturities of three months or less at the time of purchase.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant assumptions and estimates relate to the valuation of members' interests issued for services. Actual results could differ from these estimates.

Fair Value Measurements and Fair Value of Financial Instruments
The Company adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2013
(Unaudited)

Level 1: Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2: Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other then quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3: Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The estimated fair value of certain financial instruments, including accrued expenses and the line of credit are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments

Recent Accounting Pronouncements
Accounting standards which were not effective until after December 31, 2012 are not expected to have a material impact on the Company’s consolidated financial position or results of operations.

3.        Concentrations

 Concentration of Credit Risk
The Company maintains accounts with financial institutions.  All cash in checking accounts is non-interest bearing and is fully insured by the Federal Deposit Insurance Corporation (FDIC). At times, cash balances in money market accounts may exceed the maximum coverage provided by the FDIC on insured depositor accounts.  The Company believes it mitigates its risk by depositing its cash and cash equivalents with major financial institutions. There were no cash deposits in excess of FDIC insurance at March 31, 2013.

Concentration of Funding
Through March 31, 2013, approximately 100% of funding was received from one related member in the form of interest bearing loans (see Notes 4 and 6).

4.        Line of Credit – Related Party

A member has committed to loan the Company up to $250,000 cash on an as needed basis. The line of credit bears interest at 18% per annum and originally had no specific terms of repayment.  At March 31, 2013 the outstanding balance was $243,969 plus accrued interest of $42,324. At March 31, 2013, the unused amount of the line of credit was $6,031.  In June 2013, the Company and the member agreed to a maturity date of June 30, 2014 for principle and accrued interest.  Accordingly, these amounts are reflected as non-current liabilities at March 31, 2013.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2013
(Unaudited)

5.        Members’ Equity

Effective December 31, 2012, the members of Florida’s Heartland EB-5 Regional Center, L.L.C. exchanged all their member interests for proportional interests in Aegea, LLC which became the parent.  There was no accounting effect to the reorganization.  The prior operating agreement of the subsidiary was then terminated.

At inception (February 3, 2012), the Company valued the original four founding members interests issued for services at $10,000 which was expensed as of December 31, 2012.  In addition, certain intellectual properties with a zero cost basis under GAAP were contributed.  During 2012, two consultants performed services for the Company and were granted an aggregate 7% interest in the reorganized entity.  Their services were valued at $90,291 and expensed.

6.        Related Party

Two consultants affiliated with each other through an LLC performed services for the Company.  One of those consultants is a director of the Company.  The LLC in which they are members received a member interest in the Company in exchange for their services.  (See Note 5)

At March 31, 2013 the line of credit payable to related party member was $243,969 and accrued interest was $42,324.  (See Note 4)

7.        Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through June 19, 2013, the date the financial statements were issued.

In 2013, the Company is in the final stages of completing a reverse acquisition and recapitalization transaction to be acquired by a public company, Forever Valuable Collectibles, Inc. (“FVBC”), through an amended share exchange agreement where the members of the Company will be issued 94,000,000 shares of Forever Valuable Collectibles, Inc. representing an 81.7% interest in FVBC.  The Company intends to account for this transactions as a recapitalization of the Company since the members will receive voting and management control of FVBC.

Since March 31, 2013, the Company borrowed approximately an additional $6,000 from its line of credit, received member contributions of $40,000 and received $100,000 under a convertible promissory note.  The convertible promissory note accrues interest at 12%, and is due in 90 days from the note date of May 31, 2013 or automatically converts to common stock of the recapitalized Company if the Company goes public or raises no less than $50,000,000 prior to the note maturity date.

AEGEA, LLC AND SUBSIDIARY
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2013
(Unaudited)

In 2013, the Company is offering to accredited investors, 8% senior convertible debentures which mature two years after the issuance date, under a private placement memorandum offering to raise a minimum of $5,000,000 and maximum of $20,000,000.  The purchase price is $500,000 for each debenture.  Interest will be payable on the last day of the twelfth month after the issuance of the debenture and then quarterly until maturity.  The debentures are secured by a first lien on all assets of the Company. The debentures and accrued interest automatically convert to common stock of the public company into which Aegea, LLC may merge if the Company has entered into a firm commitment for a financing of no less than $50,000,000.  In addition, the holders may voluntarily convert their debenture and accrued interest at any time following the date at which Aegea, LLC merges with a public company.  The conversion price shall be computed by dividing the principal sum and any accrued interest outstanding on the debenture by the average volume weighted average price (VWAP) of the Successor Entity’s common stock over the seven (7) trading days prior to the conversion date and then multiplying the result by 75%.  In no event, however, shall the conversion price be less than $1.00 per share.  The Company expects to account for these debentures as stock settled debt due to the conversion formula.

In June 2013, the Company extended the maturity date of the line of credit.  (See Note 4)

FOREVER VALUABLE COLLECTIBLES, INC.

(A Development Stage Company)
Index to Financial Statements

Page

Report of Independent Registered Public Accounting Firm	F-22

Balance Sheets at December 31, 2012 and 2011	F-24

Statements of Operations for the years ended December 31, 2012 and 2011,
and from November 29, 2007 (Inception) through December 31, 2012	F-25

Statement of Changes in Shareholders' Deficit from
November 29, 2007 (Inception) through December 31, 2012	F-26

Statements of Cash Flows for the years ended December 31, 2012 and 2011,
and from November 29, 2007 (Inception) through December 31, 2012	F-27

Notes to Financial Statements	F-28 - F-34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Forever Valuable Collectibles, Inc.:

We have audited the accompanying balance sheets of Forever Valuable Collectibles, Inc. (“the Company”) as of December 31, 2011 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Forever Valuable Collectibles, Inc., as of December 31, 2011, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States of America.

The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company's internal control over financial reporting.  Accordingly, we express no such opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Borgers & Cutler CPA’s PLLC
Borgers & Cutler CPA’s PLLC

Denver, CO

March 22, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Forever Valuable Collectibles, Inc.:

We have audited the accompanying balance sheets of Forever Valuable Collectibles, Inc. (“the Company”) as of December 31, 2012 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Forever Valuable Collectibles, Inc., as of December 31, 2012, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States of America.

The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company's internal control over financial reporting.  Accordingly, we express no such opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ B F Borgers CPA PC
B F Borgers CPA PC

Denver, CO

March 22, 2013

FOREVER VALUABLE COLLECTIBLES, INC.
(A Development Stage Company)
BALANCE SHEETS

	December 31,	December 31,
	2012	2011
ASSETS

Current assets
Cash	$567	$191
Merchandise inventory	7,912	7,384
Total current assets	8,479	7,575

Total Assets	$8,479	$7,575

LIABILITIES

Current Liabilities
Accounts payable related parties (Note 2)	$6,572	$4,938
Trade accounts payable	30,408	23,349
Total current liabilities	36,980	28,287

Notes payable, related parties (Note 2)	74,073	60,948
Accrued interest payable, related parties (Note 2)	39,469	24,351

Total Liabilities	150,522	113,586

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock; 50,000,000 shares authorized at; 12,012,600 and 12,012,600 issued and outstanding at December 31, 2012 and 2011, respectively	13,329	13,329
Additional paid-in capital	291,011	233,765
Deficit accumulated during development stage	(446,383)	(353,105)
Total stockholders' equity (deficit)	(142,043)	(106,011)

Total liabilities and stockholders' equity (deficit)	$8,479	$7,575

The accompanying notes are an integral part of these financial statements.

FOREVER VALUABLE COLLECTIBLES, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS

			From inception
	For the Year Ended		(November 29,
	December 31, 2012	December 31, 2011	2007) through December 31, 2012

REVENUE	$-	$470	$1,555

COST OF GOODS SOLD	-	400	1,200

GROSS MARGIN	-	70	355

OPERATING EXPENSES
Contributed rent and services (Note 2)	57,246	57,246	291,001
Selling, general and administrative expenses, related party (Note 2)	-	-	3,954
Selling, general and administrative expenses, other	20,418	32,111	105,777
Total Operating Expenses	77,664	89,357	400,732

NET LOSS FROM OPERATIONS	(77,664)	(89,287)	(400,377)

OTHER (INCOME) EXPENSE
Interest expense	15,614	15,294	46,006
TOTAL OTHER EXPENSE	15,614	15,294	46,006

NET LOSS BEFORE INCOME TAXES	(93,278)	(104,581)	(446,383)

PROVISION FOR INCOME TAX	-	-	-

NET LOSS FOR THE PERIOD	$(93,278)	$(104,581)	$(446,383)

BASIC AND DILUTED (LOSS)
PER COMMON SHARE	$(0.01)	$(0.01)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES (Basic and Diluted)	12,012,600	12,005,367

The accompanying notes are an integral part of these financial statements.

FOREVER VALUABLE COLLECTIBLES, INC.
(A Development Stage Company)
Statement of Changes in Shareholders' Deficit
From inception November 29, 2007 through December 31, 2012

				Deficit
				Accumulated
			Additional	During	Total
	Common Stock		Paid-in	Development	Stockholders'
	Issued	Amount	Capital	Stage	Equity (Deficit)

Balance at inception - November 29, 2007	-	$-	$-	$-	$-

Shares issued for cash and property - November, 2007	11,920,600	4,211	-	-	4,211

Issuance of warrant to A-Squared Holdings Inc. - November, 2007	-	-	10	-	10

Contributed rent and services	-	-	4,771	-	4,771

Net (loss) for period from inception on November 29, 2007 to December 31, 2007	-	-	-	(12,282)	(12,282)
Balance, December 31, 2007	11,920,600	4,211	4,781	(12,282)	(3,290)

Shares issued for services - October, 2007	5,000	500	-	-	500

Contributed rent and services	-	-	57,246	-	57,246

Net (loss) for the year ended December 31, 2008	-	-	-	(78,483)	(78,483)
Balance, December 31, 2008	11,925,600	4,711	62,027	(90,765)	(24,027)

Shares issued for services - March, 2009	25,000	2,500	-	-	2,500

Shares issued for services - September, 2009	10,000	1,000	-	-	1,000

Contributed rent and services	-	-	57,246	-	57,246

Net (loss) for the year ended December 31, 2009	-	-	-	(77,866)	(77,866)
Balance, December 31, 2009	11,960,600	8,211	119,273	(168,631)	(41,147)

Shares issued for services - February, 2010	12,000	1,118	-	-	1,118

Contributed rent and services	-	-	57,246	-	57,246

Net (loss) for the year ended December 31, 2010	-	-	-	(79,893)	(79,893)
Balance, December 31, 2010	11,972,600	9,329	176,519	(248,524)	(62,676)

Shares issued for services - March, 2011	40,000	4,000	-	-	4,000

Contributed rent and services	-	-	57,246	-	57,246

Net (loss) for the year ended December 31, 2011	-	-	-	(104,581)	(104,581)
Balance, December 31, 2011	12,012,600	13,329	233,765	(353,105)	(106,011)

Contributed rent and services	-	-	57,246	-	57,246

Net loss for the year ended December 31, 2012	-	-	-	(93,278)	(93,278)
Balance, December 31, 2012	12,012,600	$13,329	$291,011	$(446,383)	$(142,043)

The accompanying notes are an integral part of these financial statements.

 FOREVER VALUABLE COLLECTIBLES, INC.
(A Development Stage Company)
Statements of Cash Flows

	For the Year Ended		From inception (November 29,
	December 31, 2012	December 31, 2011	2007) through December 31, 2012

OPERATING ACTIVITIES
Net loss	$(93,278)	$(104,581)	$(446,383)
Adjustments to reconcile net loss from operations:
Share-based payment	-	4,000	12,329
Contributed services (Note 2)	48,000	48,000	244,000
Contributed rent (Note 2)	9,246	9,246	47,011
Change in operating assets and liabilities:
Inventory	(528)	(3,425)	(7,912)
Accounts payable	8,693	14,012	36,980
Accrued interest related party	15,118	10,392	39,469
Net cash used in operating activities	(12,749)	(22,356)	(74,506)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	-	-	1,000
Proceeds from issuance of related party notes	13,125	22,028	74,073
Net cash provided by financing activities	13,125	22,028	75,073

NET (DECREASE) IN CASH AND CASH EQUIVALENTS	376	(328)	567

CASH AND CASH EQUIVALENTS
-BEGINNING OF PERIOD	191	519	-

CASH AND CASH EQUIVALENTS
-END OF PERIOD	$567	$191	$567

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$-	$-	$-
Cash paid for taxes	$-	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Related party advances paid with stock	$-	$-	$-
Liabilities assumed for asset purchase agreement	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

FOREVER VALUABLE COLLECTIBLES, INC.
(A Development Stage Company)
Notes to Financial Statements

NOTE 1 – NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Basis of Presentation

Upon effectiveness of a Registration Statement filed with the Securities and Exchange Commission (“SEC”) by Forever Valuable Collectibles, Inc. (the “Company” or “we”), Fincor, Inc (“Fincor”) completed the spin-off of the Company to its shareholders of record as of August 13, 2008. The transaction was effected by the issuance of 11,920,600 shares of the Company’s common stock to Fincor in exchange for cash and property.

Fincor shareholders retained their Fincor common shares and, after the spin-off, received (1) share of the common stock of the Company for each share of Fincor common stock held. Immediately following the spinoff, Fincor’s shareholders owned approximately 100 percent of the Company’s common stock.

The Company accounted for the spin-off based on recorded amounts.

The Company is incorporated in the State of Colorado and plans to enter the memorabilia and collectible industry. The Company is a development stage enterprise in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation and Going Concern

We have a limited history of operations, limited assets, and an operating loss since Inception. Our current burn rate is between $70,000 and $90,000 annually and we may incur additional operating losses in future periods. In addition, there is no assurance that we will be able to access capital markets to raise funds sufficient to cover any future operating losses.

Our ability to achieve and maintain profitability and positive cash flow is dependent upon our ability to locate customers who will use our memorabilia and collectibles services and our ability to generate sales revenues. However, we have generated nominal revenues from our Inception, and at December 31, 2012 and 2011, we had cash positions of $567 and $191, respectively.

In November, 2007, A-Squared Holdings, Inc., an affiliated company, agreed to provide us with a credit facility of $200,000 for working capital (see Note 2). There is no assurance that this credit facility will be sufficient to meet our future cash needs. A second affiliate, X-Clearing and its subsidiary X-Pedited Transfer Corporation (“X-Transfer”) have also advanced working capital to us on an as needed basis in exchange for promissory notes (see Note 2). There is no assurance that these loans will continue in the future.

As a result, the Report of the Independent Registered Public Accounting Firm includes an explanatory paragraph that describes substantial doubt about our ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Risks and Uncertainties

The collectibles industry can be subject to seasonal variations in demand. We expect that most of our collectibles operations will see the greatest demand during the winter holiday shopping period. Consequently, we expect to be most profitable during the fourth quarter of our fiscal year. Quarterly results may also be materially affected by the timing of new product introductions, the gain or loss of significant customers or product lines and variations in merchandise mix. We will make decisions about purchases of inventory well in advance of the time at which such products are intended to be sold. Accordingly, our performance in any particular quarter may not be indicative of the results that can be expected for any other quarter or for the entire year. Significant deviations from projected demand for collectibles merchandise could have a material adverse effect on our financial condition and quarterly or annual results of operations.

Demand for collectibles merchandise is affected by the general economic conditions in the United States. When economic conditions are favorable and discretionary income increases, purchases of non-essential items like collectibles merchandise and animation art generally increase. When economic conditions are less favorable, sales of collectibles merchandise and animation art are generally lower. In addition, we may experience more competitive pricing pressure during economic downturns. Therefore, any significant economic downturn or any future changes in consumer spending habits could have a material adverse effect on our financial condition and results of operations.

The markets for our products are subject to changing customer tastes and the need to create and market new products. Demand for collectibles is influenced by the popularity of certain themes, cultural and demographic trends, marketing and advertising expenditures and general economic conditions. Because these factors can change rapidly, customer demand also can shift quickly.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventory

Inventory, consisting of collectibles held for sale, are stated at the lower of cost (specific identification method) or market.

Revenue Recognition

The Company earned revenues of $-0- and $470 for the years ended December 31, 2012 and 2011, respectively. There was little revenue earned prior to 2010. Anticipated future operating revenue will represent product sales in connection with owning and operating a memorabilia and collectibles business. We recognize revenue on the sale of our inventory when persuasive evidence of an arrangement exists, delivery has occurred, the seller’s price to the buyer is fixed or determinable, and collectability is reasonably assured.

Shipping and Handling costs

Shipping and handling fees billed to customers are recorded as revenues while the related shipping and handling costs are included in other cost of revenues. The Company has not incurred any shipping costs in its development stage.

Advertising Costs

The Company plans to expense all advertising costs as incurred. The Company had no advertising costs during the years ended December 31, 2012 and 2011.

Income Taxes

We maintained a full valuation allowance on our net deferred tax assets as of December 31, 2012 and 2011. The valuation allowance was determined in accordance with the provisions of Accounting Standards Codification (ASC) No. 740, Accounting for Income Taxes (ASC 740), which requires an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable; such assessment is required on a jurisdiction by jurisdiction basis. Expected future losses represented sufficient negative evidence under ASC 740 and accordingly, a full valuation allowance was recorded against deferred tax assets. We intend to maintain a full valuation allowance on the deferred tax assets until sufficient positive evidence exists to support reversal of the valuation allowance.

Our tax provision was $-0- on a pre-tax losses of $93,278 and $104,581 for the years ended December 31, 2012 and 2011, respectively.

The Company has analyzed filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions. The Company has identified its federal tax return and its state tax return in Colorado as “major” tax jurisdictions, as defined. The Company believes that its income tax filings positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company’s financial conditions, results of operations, or cash flow. Therefore, no reserves for uncertain income tax positions have been recorded.

Fair Value of Financial Instruments

The Company considers all highly liquid investments with original maturities of three months or less when acquired to be cash equivalents.

The carrying amounts of cash and current liabilities approximate fair value because of the short-term maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. We do not hold or issue financial instruments for trading purposes, nor do we utilize derivative instruments.

The FASB ASC clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. It also requires disclosure about how fair value is determined for assets and liabilities and establishes a hierarchy for which these assets and liabilities must be grouped, based on significant levels of inputs as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities.

Level 2: Quoted prices in active markets for similar assets and liabilities and inputs that are observable for the asset or liability.

Level 3: Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The determination of where assets and liabilities fall within this hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Stock-based Compensation

Under the fair value recognition provisions of ASC 718, stock-based compensation cost is measured at the grant date based on the value of the awards and is recognized as expense over the vesting period.

Loss per Common Share

Accounting Standards Codification No. 260, Earnings per Share , requires presentation of “basic” and “diluted” earnings per share on the face of the statements of operations for all entities with complex capital structures. Basic earnings per share is computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted during the period. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation. At December 31, 2012 and 2011, a warrant to purchase 200,000 shares of our common stock was excluded from diluted earnings per share because it was anti-dilutive.

Recently Issued Accounting Pronouncements

We have reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on our financial condition or the results of our operations.

NOTE 2 – RELATED PARTY TRANSACTIONS

Rent expense of $9,246 was recognized during the years ended December 31, 2012 and 2011 for contribution of office space by an affiliate. The Board of Directors valued the contribution based on rent for similar space in the local area.

Our President and Director contributed her time and attendance during 2012 and 2011. We recognized $48,000 for the years ended December 31, 2012 and 2011, in contributed service expense. The Board of Directors valued the contribution based on prevailing rates for similar services in the local area.

During the years ended December 31, 2012 and 2011, we incurred stock transfer agent fees to X- Pedited Transfer Corp., an affiliate, totaling $496 and $534, respectively. At December 31, 2012, the unpaid balance to the affiliate was $3,985, and is included in the accompanying balance sheet as accounts payable, related party. During February 2010, we issued 12,000 shares of our common stock to X-Pedited Transfer Corp. as payment for the December 31, 2009 obligation.

Our affiliates, X-Clearing Corp. and A-Squared Holdings, Inc., have provided us cash since our inception to cover operating expenses pursuant to the terms of unsecured promissory notes.

As of December 31, 2012 and 2011, notes payable to related parties, consist of the following:

	December 31,
	2012	2011
Demand notes payable to affiliate A-Squared Holdings, Inc. issued between February 2008 and November 2011, due on demand not to exceed a maturity date of November 29, 2015, unsecured and bearing interest at 15%, interest payable every 90 days	$31,361	$31,361

Demand notes payable to affiliate X-Clearing issued between January 2008 and December 2012, due on demand not to exceed a maturity date of November 29, 2015, unsecured and bearing interest at 15%, interest payable every 90 days	$41,237	$29,587

Demand notes payable to affiliate X-Clearing Transfer issued between August 2012, due on demand not to exceed a maturity date of November 29, 2015, unsecured and bearing interest at 15%, interest payable every 90 days	$1,475	$-

Total notes payable, related parties	$74,073	$60,948

Interest is payable every 90 days, but no interest has been paid to date. Accrued interest payable as of December 31, 2012 and 2011 were $35,311 and $24,351, respectively.

NOTE 3 – SHAREHOLDERS’ DEFICIT

Preferred stock

We are authorized to issue 1,000,000 shares of no par value preferred stock; the classes and features of which will be determined by the Board of Directors.

Common stock

We are authorized to issue 50,000,000 shares of no par value common stock. The shares do not have preemptive rights and cumulative voting is not permitted.

During October 2008, we issued 5,000 shares of common stock to a vendor in exchange for payment of professional fees. The transaction was recorded based on the fair value of the services rendered, which totaled $500, or $0.10 per share.

During March 2009 and September 2009, we issued 25,000 and 10,000 shares of common stock, respectively, to our stock transfer agent, X-Pedited Transfer Corp., an affiliate, for payment of professional services. 25,000 shares were issued as payment for a December 31, 2008 liability related to services rendered during 2008. 10,000 shares were issued for services performed during 2009. The transactions were recorded based on the fair value of the services rendered, which totaled $3,500, or $0.10 per share.

During March 2011 we issued 40,000 shares of common stock to our stock transfer agent, Island Capital Management, for payment of professional services.

Warrant to purchase our common stock

On November 29, 2007 the Board of Directors unanimously approved the granting of a warrant to A-Squared Holdings, Inc. in exchange for providing a one-year, $200,000 credit facility to the Company (See Note 5).

The warrant vested as of the date of the grant and expires in five years. On November 28, 2012 the Board of Directors approved an extension of the warrant expiration date for another three years to November 29, 2015. All 200,000 shares underlying the warrant are exercisable at $0.001 per share. The Board of Directors valued the shares of common stock at the fair value of $0.00005 per share on the date of grant using the Black-Scholes option pricing model. Compensation expense totaling $10 was recognized during the period ended December 31, 2007. No warrants had been exercised through December 31, 2012.

The status of the Company’s outstanding warrant is as follows:

	Number of Shares	Weighted Avg. Exercise Price	Weighted Avg. Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at November 29, 2007 (inception)	$-	$-
Granted	200,000	0.001	4.9 years
Exercised	-	-
Cancelled	-	-
Outstanding at December 31, 2007	$200,000	$-	4.9 years	$-
Granted	-	-
Exercised	-	-
Cancelled	-	-
Outstanding at December 31, 2008	$200,000	$-	3.9 years	$-
Granted	-	-
Exercised	-	-
Cancelled	-	-
Outstanding at December 31, 2009	$200,000	$-	2.9 years	$-
Granted	-	-
Exercised	-	-
Cancelled	-	-
Outstanding at December 31, 2010	$200,000	$-	1.9 years	$-
Granted	-	-
Exercised	-	-
Cancelled	-	-
Outstanding at December 31, 2011	$200,000	$-	.9 years	$-
Granted	-	-
Exercised	-	-
Cancelled	-	-
Outstanding at December 31, 2012	200,000	-	2.9 years	-
Exercisable at December 31, 2007	$200,000	$-		$-
Exercisable at December 31, 2008	$200,000	$-		$-
Exercisable at December 31, 2009	$200,000	$-		$-
Exercisable at December 31, 2010	$200,000	$-		$-
Exercisable at December 31, 2011	$200,000	$-		$-
Exercisable at December 31, 2012	$200,000	$-		$-

The weighted average fair value of the warrant granted on November 29, 2007 was estimated on the date of grant using the Black-Sholes option-pricing model at $0.00035 per share or $10. The fair value of the warrants granted is estimated on the date of grant using the following assumptions: dividend yield of zero, expected volatility of 100%, risk free interest rate of 3.42%, and an expected life of five years.

NOTE 4 – INCOME TAXES

A reconciliation of the U.S. statutory federal income tax rate to the effective tax rates at December 31, 2012 and 2011 is as follows:

	December 31,
	2012	2011
U.S. federal statutory graduated rate	15.00%	15.00%
State income tax rate, net of federal benefit	4.00%	4.00%
Permanent differences	-14.00%	-14.00%
Net operating loss for which no tax benefit is currently available	-5.00%	-5.00%
	0.00%	0.00%

At December 31, 2012, deferred tax assets consisted of a net tax asset of $29,521, due to an operating loss carryforward of $155,372, which was fully allowed for, in the valuation allowance of $29,521. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The changes in the valuation allowance for the year ended December 31, 2012 and 2011 was $6,672 and $8,963, respectively. Net operating loss carryforwards will expire through 2031. The value of these carryforwards depends on the ability of the Company to generate taxable income.

The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax asset is no longer impaired and the allowance is no longer required.

NOTE 5 – SUBSEQUENT EVENTS

In conjunction with the preparation of these financial statements, an evaluation of subsequent events was performed though March 20, 2013, which is the date financial statements were issued. No reportable subsequent events were noted other than those described below.

As of March 21, 2013 we are in the advanced stages of negotiation to enter into a definitive agreement for the acquisition of an entity and real property.

FOREVER VALUABLE COLLECTIBLES, INC.
(A Development Stage Company)

Forever Valuable Collections, Inc.
(A Development Stage Company)
BALANCE SHEETS

	March 31,	December 31,
	2013	2012
ASSETS

Current assets
Cash	$297	$567
Merchandise inventory	7,912	7,912
Total current assets	8,209	8,479

Total Assets	$8,209	$8,479

LIABILITIES

Current Liabilities
Accounts payable related parties (Note 2)	$3,984	$6,572
Trade accounts payable	33,145	30,408
Total current liabilities	37,129	36,980

Notes payable, related parties (Note 2)	79,573	74,073
Accrued interest payable, related parties (Note 2)	43,778	39,469

Total Liabilities	160,480	150,522

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock; 50,000,000 shares authorized at; 12,012,600 and 12,012,600 issued and outstanding at March 31, 2013 and December 31, 2012, respectively	13,329	13,329
Additional paid-in capital	305,323	291,011
Deficit accumulated during development stage	(470,923)	(446,383)
Total stockholders' equity (deficit)	(152,271)	(142,043)

Total liabilities and stockholders' equity (deficit)	$8,209	$8,479

The accompanying notes are an integral part of these financial statements.

Forever Valuable Collections, Inc.
(A Development Stage Company)
STATEMENTS OF OPERATIONS

	For the Three Months Ended		From inception (November 29,
	March 31, 2013	March 31, 2012	2007) through March 31, 2013

REVENUE	$-	$-	$1,555

COST OF GOODS SOLD	-	-	1,200

GROSS MARGIN	-	-	355

OPERATING EXPENSES
Contributed rent and services (Note 2)	15,312	14,311	306,313
Selling, general and administrative expenses, related party (Note 2)	-	-	3,954
Selling, general and administrative expenses, other	4,770	8,067	110,547
Total Operating Expenses	20,082	22,378	420,814

NET LOSS FROM OPERATIONS	(20,082)	(22,378)	(420,459)

OTHER (INCOME) EXPENSE
Interest expense	4,458	4,334	50,464
TOTAL OTHER EXPENSE	4,458	4,334	50,464

NET LOSS BEFORE INCOME TAXES	(24,540)	(26,712)	(470,923)

PROVISION FOR INCOME TAX	-	-	-

NET LOSS FOR THE PERIOD	$(24,540)	$(26,712)	$(470,923)

BASIC AND DILUTED (LOSS)
PER COMMON SHARE	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES (Basic and Diluted)	12,012,600	12,012,600

The accompanying notes are an integral part of these financial statements.

Forever Valuable Collections, Inc.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
From Inception November 29, 2007 through March 31, 2013
				Deficit
				Accumulated
			Additional	During	Total
	Common Stock		Paid-in	Development	Stockholders'
	Issued	Amount	Capital	Stage	Equity (Deficit)

Balance at inception - November 29, 2007	-	$-	$-	$-	$-

Shares issued for cash and property - November, 2007	11,920,600	4,211	-	-	4,211

Issuance of warrant to A-Squared Holdings Inc. - November, 2007	-	-	10	-	10

Contributed rent and services	-	-	4,771	-	4,771

Net (loss) for period from inception on November 29, 2007 to December 31, 2007	-	-	-	(12,282)	(12,282)

Balance, December 31, 2007	11,920,600	4,211	4,781	(12,282)	(3,290)

Shares issued for services - October, 2007	5,000	500	-	-	500

Contributed rent and services	-	-	57,246	-	57,246

Net (loss) for the year ended December 31, 2008	-	-	-	(78,483)	(78,483)

Balance, December 31, 2008	11,925,600	4,711	62,027	(90,765)	(24,027)

Shares issued for services - March, 2009	25,000	2,500	-	-	2,500

Shares issued for services - September, 2009	10,000	1,000	-	-	1,000

Contributed rent and services	-	-	57,246	-	57,246

Net (loss) for the year ended December 31, 2009	-	-	-	(77,866)	(77,866)

Balance, December 31, 2009	11,960,600	8,211	119,273	(168,631)	(41,147)

Shares issued for services - February, 2010	12,000	1,118	-	-	1,118

Contributed rent and services	-	-	57,246	-	57,246

Net (loss) for the year ended December 31, 2010	-	-	-	(79,893)	(79,893)

Balance, December 31, 2010	11,972,600	9,329	176,519	(248,524)	(62,676)

Shares issued for services - March, 2011	40,000	4,000	-	-	4,000

Contributed rent and services	-	-	57,246	-	57,246

Net (loss) for the year ended December 31, 2011	-	-	-	(104,581)	(104,581)

Balance, December 31, 2011	12,012,600	13,329	233,765	(353,105)	(106,011)

Contributed rent and services	-	-	57,246	-	57,246

Net loss for the year ended December 31, 2012	-	-	-	(93,278)	(93,278)

Balance, December 31, 2012	12,012,600	$13,329	$291,011	$(446,383)	$(142,043)

Contributed rent and services	-	-	14,312	-	14,312

Net loss for the year ended March 31, 2013	-	-	-	(24,540)	(24,540)

Balance, March 31, 2013	12,012,600	$13,329	$305,323	$(470,923)	$(152,271)

The accompanying notes are an integral part of these financial statements.

Forever Valuable Collections, Inc.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
			From inception (November 29, 2007) through March 31, 2013
	For the Year Ended
	March 31, 2013	March 31, 2012

OPERATING ACTIVITIES
Net loss	$(24,540)	$(26,712)	$(470,923)
Adjustments to reconcile net loss from operations:
Share-based payment	-	-	12,329
Contributed services (Note 2)	12,000	12,000	256,000
Contributed rent (Note 2)	2,312	2,311	49,323
Change in operating assets and liabilities:
Inventory	-	-	(7,912)
Accounts payable	149	6,182	37,129
Accrued interest related party	4,309	3,419	43,778
Net cash used in operating activities	(5,770)	(2,800)	(80,276)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	-	-	1,000
Proceeds from issuance of related party notes	5,500	6,000	79,573
Net cash provided by financing activities	5,500	6,000	80,573

NET (DECREASE) IN CASH AND CASH EQUIVALENTS	(270)	3,200	297

CASH AND CASH EQUIVALENTS
-BEGINNING OF PERIOD	567	191	-

CASH AND CASH EQUIVALENTS
-END OF PERIOD	$297	$3,391	$297

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$-	$-	$-
Cash paid for taxes	$-	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Related party advances paid with stock	$-	$-	$-
Liabilities assumed for asset purchase agreement	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

FOREVER VALUABLE COLLECTIBLES, INC.
 (An Development Stage Company)
NOTES TO THE FINANCIAL STATEMENT
March 31, 2013 and December 31, 2012

NOTE 1: BASIS OF PRESENTATION AND GOING CONCERN

The accompanying unaudited financial statements have been prepared from the records of the Company, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position as of March 31, 2013, the results of operations for the three months ended March 31, 2013 and 2012, and cash flows for the three months ended March 31, 2013 and 2012 and the period from November 29, 2007 (Inception) through March 31, 2013. These financial statements should be read in conjunction with the audited financial statements and notes thereto contained in the Company's annual report on Form 10-K for the year ended December 31, 2012.

There is no provision for dividends for the quarter to which this quarterly report relates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The results of operations for the three month period ended March 31, 2013 are not necessarily indicative of the results to be expected for the full year ending December 31, 2013.

We have a limited history of operations, limited assets, and an operating loss since Inception. Our current burn rate is between $70,000 and $90,000 annually and we may incur additional operating losses in future periods. In addition, there is no assurance that we will be able to access capital markets to raise funds sufficient to cover any future operating losses.

Our ability to achieve and maintain profitability and positive cash flow is dependent upon our ability to locate customers who will use our memorabilia and collectibles services and our ability to generate sales revenues. However, we have generated only limited revenues of $1,555 from our Inception and at March 31, 2013 we had a cash position of $297.

As a result, our auditors are uncertain about our ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

NOTE 2: RELATED PARTY TRANSACTIONS

In November, 2007, an affiliated organization named A-Squared Holdings, Inc. (“A-Squared”) agreed to provide operating capital in the form of a loan of $200,000 to cover operating expenses. This loan is evidenced by an unsecured promissory note which was originally due November 29, 2008, extended by one year on November 29, 2009 and was again extended until November 29, 2015, and renews automatically each year on November 29 with a renewal fee calculated as 1.5% of the unpaid balance due on that date. A second affiliate, X-Clearing Corporation (“X-Clearing”), and its’ subsidiary, X-Pedited Transfer Corporation (“X-Transfer”), have also advanced working capital to us on an as-needed basis in exchange for promissory notes. There is no assurance that these loans will continue in the future. If we are unable to raise funds to cover any operating deficit after fiscal year ending December 31, 2015, our business may fail. We generated no revenue during the period ended March 31, 2012, and management does not anticipate any significant revenues until the last quarter of 2015 as contemplated by our business plan.

FOREVER VALUABLE COLLECTIBLES, INC.
 (An Development Stage Company)
NOTES TO THE FINANCIAL STATEMENT
March 31, 2013 and December 31, 2012

NOTE 2: RELATED PARTY TRANSACTIONS (CONTINUED)

Rent expense of $ 2,311 was recognized respectively during the three month periods ended March 31, 2013 and 2012 for contribution of office space by an affiliate. The Board of Directors valued the contribution based on rent for similar space in the local area. Our President and Director contributed her time and attendance during 2013 and 2012. We recognized $ 12,000 respectively for the three months ended March 31, 2013 and 2012, in contributed service expense. The Board of Directors valued the contribution based on prevailing rates for similar services in the local area.

During the year ended December 31, 2011 we elected to hire a new transfer agent for our securities, Island Stock Transfer Corp., whose address is 15500 Roosevelt Blvd., Suite 100, Clearwater, FL 33760. Prior to that, we incurred stock transfer agent fees to X-Pedited Transfer Corp. (“X-Pedited”), an affiliate, totaling $2,750 for the period ended December 31, 2010. At December 31, 2012, the unpaid balance to X-Pedited was $3,984, including unpaid finance charges. During the three months ended March 31, 2013, we incurred a finance charge of $149 to X-Pedited that increased the outstanding balance to $3,984, which amount remained outstanding at March 31, 2013 and is included in the accompanying balance sheet as accounts payable, related parties.

During the year ended December 31, 2011, X-Clearing Corp., an affiliate, paid expenses on our behalf totaling $1,450. This amount remained outstanding at March 31, 2013 and is included in the accompanying balance sheet as accounts payable, related parties.

Since 2008, our affiliates, X-Clearing Corp. and A-Squared Holdings, Inc. have provided us cash to cover operating expenses pursuant to the terms of unsecured promissory notes. During the three months ended March 31, 2013, X-Clearing Corp., provided loan proceeds totaling $5,500.

As of March 31, 2013 and December 31, 2012, notes payable to related parties, consist of the following:

	March 31,	December 31,
	2013	2012
Demand notes payable to affilliate A-Squared Holdings, Inc. issued between February 2008 and November 2011, due on demand not to exceed a maturity date of November 29, 2015, unsecured and bearing interest at 15%, interest payable every 90 days	$31,361	$31,361

Demand notes payable to affilliate X-Clearing issued between January 2008 and December 2012, due on demand not to exceed a maturity date of November 29, 2015, unsecured and bearing interest at 15%, interest payable every 90 days	$46,737	$41,237

Demand notes payable to affilliate X-Clearing Transfer issued between August 2012, due on demand not to exceed a maturity date of November 29, 2015, unsecured and bearing interest at 15%, interest payable every 90 days	$1,475	$1,475

Total notes payable, related parties	$79,573	$74,073

Interest is payable every 90 days, but no interest has been paid to date. Accrued interest payable was $43,778 and $39,469 as of March 31, 2013 and December 31, 2012, respectively.

FOREVER VALUABLE COLLECTIBLES, INC.
 (An Development Stage Company)
NOTES TO THE FINANCIAL STATEMENT
March 31, 2013 and December 31, 2012

NOTE 3: SHAREHOLDERS’ DEFICIT

The status of our outstanding warrant is as follows:

	Number of Shares	Weighted Avg. Exercise Price	Weighted Avg. Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at December 31, 2012	$200,000	$-	2.9 years	$-
Granted	-	-
Exercised	-	-
Cancelled	-	-
Outstanding at March 31, 2013	$200,000	$-	2.6 years	$-

Exercisable at December 31, 2012	$200,000	$-		$-
Exercisable at March 31, 2013	$200,000	$-		$-

NOTE 4: INCOME TAXES

We have incurred net operating losses during all periods presented resulting in a deferred tax asset, which has been fully allowed for; therefore, the net benefit and expense resulted in no income tax provision.

NOTE 5: SUBSEQUENT EVENTS

The Company has evaluated events subsequent to the balance sheet date through the issuance date of these financial statements in accordance with FASB ASC 855 and has determined there are no such events that would require adjustment to, or disclosure in, the financial statements.

Forever Valuable Collections, Inc.
(A Development Stage Company)

Pro Forma Combined Financial Statements
March 31, 2013
(unaudited)

Forever Valuable Collectibles, Inc.
(A Development Stage Copmany)
(unaudited)

Table of Contents

Forever Valuable Collectibles, Inc.
(A Development Stage Company)
Pro Forma Combined Balance Sheet
March 31, 2013
(unaudited)

	Historical			Pro Forma Adjustments
ASSETS	AEGEA	FVBC		Dr	Cr	Pro Forma

Current Assets
Cash and Cash Equivalents	-	297	(4)		297	-
Merchandise Inventory	-	7,912				7,912
Other Accounts Receivable	-	-				-
Total Current Assets	-	8,209				7,912

Other Assets
Total Other Assets	-	-				-

Total Assets	-	8,209				7,912

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable	-	33,145	(4)	33,145		-
Accounts Payable related parties	-	3,984	(4)	3,984		-
Bank overdrafts	734	-				734
Accrued expenses	39,010	-				39,010
Total Current Liabilities	39,744	37,129				39,744

Non-Current Liabilities
Notes payable, related parties	243,969	79,573	(5)	79,573		243,969
Accrued interest payable, related parties	42,324	43,778	(5)	43,778		42,324
Total Non-Current Liabilities	286,293	123,351				286,293

Total Liabilities	326,037	160,480				326,037

Stockholders' Equity
Common stock	-	13,329	(1)	1,316		115,000
			(2)		94,000
			(5)		8,987
Member's equity	100,291	-	(2)	100,291		-
Additional Paid-In Capital		305,323	(1)		1,316	(6,797)
			(2)		6,291
			(3)	470,923
			(4)		36,832
			(5)		114,364
Accumulated deficit	(426,328)	(470,923)	(3)		470,923	(426,328)
Less: deferred compensation		-				-
Less" deferred consulting		-				-

Total Stockholders' Equity	(326,037)	(152,271)				(318,125)

Total Liabilities and Stockholders' Equity	-	8,209				7,912

See Summary of Significant Notes and Assumptions to Pro Forma Combined Financial Statements

Forever Valuable Collectibles, Inc.
(A Development Stage Company)
Pro Forma Combined Statement of Operations
(unaudited)

						From inception (February 3, 2012) through March 31, 2013
					Year Ended March 31,
	Historical		Pro Forma Adjustments		2013
	AEGEA	FVBC	Dr	Cr	Pro Forma

Revenues	-	-			-	-

Cost of Sales	-	-			-	-

Gross Profit	-	-			-	-

Operating Expenses
Professional fees	8,981	-			8,981	95,152
Research and development expenses	9,000	-			9,000	248,161
Other general and administrative expenses	929	-			929	40,691

Net Operating Income	18,910	-			18,910	384,004

Net Interest Income (Expense)	(12,010)	-			(12,010)	(42,324)

Net Income	30,920	-			30,920	426,328

See Summary of Significant Notes and Assumptions to Pro Forma Combined Financial Statements

Forever Valuable Collectibles, Inc.
(A Development Stage Company)
Pro Forma Combined Statement of Operations
(unaudited)

	Historical		Pro Forma Adjustments		Year Ended December 31, 2012	From inception (February 3, 2012) through December 31,
	AEGEA	FVBC	Dr	Cr	Pro Forma	2012

Revenues	-	-			-	-

Cost of Sales	-	-			-	-

Gross Profit	-	-			-	-

Operating Expenses
Professional fees	86,171	-			86,171	86,171
Research and development expenses	239,161	-			239,161	239,161
Other general and administrative expenses	39,762	-			39,762	39,762

Net Operating Income	365,094	-			365,094	365,094

Net Interest Income (Expense)	(30,314)	-			(30,314)	(30,314)

Net Income	395,408	-			395,408	395,408

See Summary of Significant Notes and Assumptions to Pro Forma Combined Financial Statements

Forever Valuable Collectibles, Inc.
Pro Forma Adjustments
March 31, 2013
(unaudited)

<1>
Common stock	1,316
APIC		1,316
(To apply effect of 12,012,600 shares restated to a par value share of $0.001)
	1,316	1,316

<2>
Member's Interest	100,291
APIC		6,291
Common stock		94,000
(To issue 94,000,000 common shares for the entire interest in AEGEA
providing AEGEA with an 81.7% interest.)	100,291	100,291

<3>
APIC	470,923
Accumulated deficit		470,923
(To eliminate accumulated deficit, FVBC as of March 31, 2013)
	470,923	470,923

<4>
Accounts Payable	33,145
Accounts Payable - related party	3,984
Cash		297
APIC		36,832
(To record payment off all current liabilities against APIC)
	37,129	37,129

<5>
Notes Payable - related parties	79,573
Accrued Interest - related parties	43,778
Common Stock		8,987
APIC		114,364
(To record 8,987,400 shares on debt conversion at
$0.001 par value per share)	123,351	123,351

Forever Valuable Collectibles, Inc.
(A Development Stage Copmany)
Significant Notes and Assumtions to Pro-forma Combined Financial Statements
(unaudited)

(1)
The accompanying unaudited pro-forma combined financial information reflects the combined financial statements of Forever Valuable Collectibles, Inc. (the "Company") and AEGEA, LLC and Subsidiary ("AEGEA") regarding a pending acquisition of the Company. The pro-forma adjustments to the balance sheet give effect to the acquisition as if it occurred on March 31, 2013 and the pro-forma statements of operations gives effect to the acquisition as if it occurred on January 1, 2012. The acquisition is treated as a recapitalization of AEGEA and the stockholders of AEGEA will obtain a controlling interest in the voting common stock of the Company and obtain management control of the Company as a result of the acquisition. Accordingly the assets and liabilities of the Company would typically be recorded at their historical cost on the books of AEGEA with a balancing charge to additional paid-in capital, however, all assets will be spun-off to a seperate corporation to be owned by AEGEA and all liabilities are to be paid off by the Company through the issuance of common stock in the Company prior to the acquisition date. In addition, common stock issued to the AEGEA members is recorded at par value of $0.001, with a balance charge to additional paid-in-capital. Under recapitalization accounting, the historical results of operations are those of AEGEA and the results of operations of the Company are excluded from the pro-forma combined statements of operations.

(2)
Significant assumptions include: (a) The Company will amend its Articles of Incorporation increasing its authorized capital stock from 50,000,000 shares of common stock to 1,000,000,000 shares of common stock, $0.001 par value per share, (b) AEGEA members acquire 94,000,000 shares of the common stock of AEGEA representing approximately 81.7% of the issued and outstanding common stock after giving effect to the issuance of these shares in exchange for the Company's receipt of 100% of the membership interest in AEGEA, (c) the Company shall have assumed any outstanding loans and obligations of AEGEA, including, any loan transations entered into after the date of acquisition., and (d) the Company shall form one wholly owned subsidiary for the transfer of all current assets and operations of the Company as of the date of acquisition.

(3)	See the pro-forma adjustements as of March 31, 2013 on page F-48

APPENDIX A

Colorado Secretary of State
Date and Time: __________________
ID Number: 20071541870
Document Number: ______________
Amount Paid: $25.00

[Form of] Articles of Amendment
filed pursuant to §7-90-301, et seq. and §7-80-209 of the Colorado Revised Statutes (C.R.S.)

1. Entity name: FOREVER VALUABLE COLLECTABLES, INC.
(If changing the name of the limited liability company, indicate name BEFORE the name change)

2. New Entity name: AEGEA, INC.
( if applicable)

3. Use of Restricted Words (if any of these □ “bank” or “trust” or any derivative thereof
□ “credit union” □ “savings and loan”
□ “insurance, “casualty, “mutual, or “surety”

4. Other amendments, if any, are attached.

5.	If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6.	If the corporation’s period of duration as amended is less than perpetual, state the date on which the period of duration expires : _____________________ (mm/dd/yyyy)

OR

If the corporation’s period of duration as amended is perpetual, mark this box: ☒

7. (Optional) Delayed effective date: ___N/A___________________
(mm/dd/yyyy)

8. Name(s) and address(es) of the
individual(s) causing the document
to be delivered for filing: Stevens Jodi
(Last) (First) (Middle) (Suffix)

535 16 th Street, Suite 820
(Street name and number or Post Office Box information)

Denver CO 80202
(City) (State) (Postal/Zip Code)

________ ___ ____________ ______________
(Province – if applicable) (Country – if not US)

Appendix A - Page 1

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
FOREVER VALUABLE COLLECTABLES, INC.

This Attachment is incorporated into the Amended and Restated Articles of Incorporation of Forever Valuable Collectables, Inc., a Colorado business corporation (“Corporation”), and is adopted in accordance with the provisions of the Colorado Business Corporation Act, as amended (the “Act”).

ARTICLE I

Name

The name of the corporation is “AEGEA, Inc.”

ARTICLE II

Authorized Shares

Section 1: Number. The aggregate number of shares which the Corporation shall have authority to issue is One Billion (1,000,000,000) Common Shares of one class, with unlimited voting rights, all with no par value, and One Hundred Million (100,000,000) Preferred Shares, to have such par value, classes and preferences as the Board of Directors may determine from time to time.

Section 2: Dividends. Dividends in cash, property or shares of the Corporation may be paid upon the stock, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

ARTICLE III

Preemptive Rights

The holders of the capital stock of this Corporation shall not have the preemptive right to acquire additional unissued shares or treasury shares of the capital stock of this Corporation, or securities convertible into shares of capital stock or carrying capital purchase warrants or privileges.

ARTICLE IV

Cumulative Voting

Cumulative voting of shares of stock of the Corporation shall not be allowed or authorized in the election of the Board of Directors of the Corporation.

ARTICLE V

Provisions for Regulation of the
Internal Corporate Affairs

The following provisions are inserted for the management of the business and for the regulation of the internal affairs of the Corporation, and the same are in furtherance of and not in limitation or exclusion of the powers conferred by law.

Appendix A - Page 2

Section 1: Bylaws. The Board of Directors shall have the power to adopt, alter, amend or repeal, from time to time, such Bylaws as it deems proper for the management of the affairs of the Corporation, according to these Articles and the laws in such cases made and provided.

Section 2: Executive Committee. The Bylaws may provide for designation by the Board of Directors of an Executive Committee and one or more other committees, the personnel and authority of which and the other provisions relating to which shall be as may be set forth in the Bylaws.

Section 3: Place of Meetings. Both Stockholders' and Directors' meetings may be held either within or without the State of Colorado, as may be provided in the Bylaws.

Section 4: Compensation to Directors. The Board of Directors is authorized to make provisions for reasonable compensation to its members for their services as Directors. Any Director of the Corporation may also serve the Corporation in any other capacity and receive compensation therefor in any form.

Section 5: Conflicts of Interest. No transaction of the Corporation with any other person, firm or corporation, or in which this Corporation is interested, shall be affected or invalidated solely by: (a) the fact that any one or more of the Directors or Officers of this Corporation is interested in or is a director or officer of another corporation; or (b) the fact that any Director or Officer, individually or jointly with others, may be a party to or may be interested in any such contract or transaction.

Section 6: Registered Owner of Stock. The Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner thereof for all purposes, including all rights deriving from such shares, on the part of any other person, including, but not limited to, a purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the registered holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such purchaser, assignee, transferee or other person. The purchaser, assignee or transferee of any of the shares of the Corporation shall not be entitled to: (a) receive notice of the meetings of the Shareholders; (b) vote at such meetings; (c) examine a list of the Shareholders; (d) be paid dividends or other sums payable to Shareholders, or (e) own, enjoy or exercise any other property or rights deriving from such shares against the Corporation, until such purchaser, assignee or transferee has become the registered holder of such shares.

Section 7: Conduct of Business. The Corporation may conduct part or all of its business, not only in the State of Colorado, but also in every other state of the United States and the District of Columbia, and in any territory, district and possession of the United States, and in any foreign country, and the Corporation may qualify to do business in any of such locations and appoint an agent for service of process therein. The Corporation may hold, purchase, mortgage, lease and convey real and personal property in any of such locations. Part or all of the business of the Corporation may be carried on beyond the limits of the State of Colorado, and the Corporation may have one or more offices out of the State of Colorado.

Section 8: Action of the Shareholders. To the fullest extent now or hereafter permitted by the Colorado Business Corporation Act, the vote or consent of a majority of the issued and outstanding shares of the Corporation entitled to vote on such matter shall be sufficient to approve any matter requiring shareholder action, including, but not limited to, the right from time to time, to amend, alter or repeal, or add any provisions to, the Corporation's Articles of Incorporation. Shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take at an action at any meeting at which the requisite number of shares entitled to vote thereon were present and voted may consent, in lieu of a meeting, to such action in writing in accordance with the procedures of the Colorado Business Corporation Act, as then currently in place from time to time.

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Section 9: Quorum For Voting. A quorum of Shareholders for any matter to come before any meeting of Shareholders of the Corporation shall consist of one-third of the issued and outstanding shares entitled to vote on the matter, except where a greater number is specifically required by the provisions of the Colorado Business Corporation Act, as then currently in place from time to time.

Section 10: Restrictions on Stock. The Directors shall have the right, from time to time, to impose restrictions or to enter into agreements on behalf of the Corporation imposing restrictions on the transfer of all or a portion of the Corporation's shares, provided that no restrictions shall be imposed on the transfer of shares outstanding at the time the restrictions are adopted unless the holder of such shares consents to the restrictions.

Section 11: Indemnification of Directors. A director of the Corporation shall not be personally liable to the Corporation or to its shareholders for damages for breach of fiduciary duty as a director of the Corporation or to its shareholders for damages otherwise existing for (i) any breach of the director's duty of loyalty to the Corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the foregoing, the liability of each director shall be eliminated or limited to the fullest extent permitted under the provisions of the Colorado Business Corporation Act as so amended. Any repeal or modification of the indemnification provided in these Articles shall not adversely affect any right or protection of a director of the Corporation under these Articles, as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this limitation of liability, prior to such repeal or modification.

Section 12: Indemnification. The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including, but not limited to, attorneys' fees) incurred by reason of the fact that he is or was a director or officer of the Corporation, he is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person's estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

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APPENDIX B

AMENDED AND RESTATED SHARE EXCHANGE AGREEMENT

THIS AMENDED AND RESTATED SHARE EXCHANGE AGREEMENT dated effective as of May ___, 2013 (the “Agreement”) is entered into by and among AEGEA, LLC., a Delaware limited liability company (“AEGEA”) and its members listed on the Signature Page to this Agreement (the “AEGEA Members”), all of whom maintain their business address at 772 U.S. Highway One, Suite 200, North Palm Beach, FL 33408 and Forever Valuable Collectibles, Inc., a Colorado Corporation, located at 535 16th Street, Suite 820, Denver Colorado (“Forever Valuable”) and Energis Petroleum, LLC, a Florida limited liability company (“Energis”) and its members (the “Energis Members”), all of whom maintain their business address at c/o 772 U.S. Highway One, Suite 200, North Palm Beach, FL 33408. Except as otherwise provided herein, AEGEA, Forever Valuable and the AEGEA Members, are collectively referred to herein as the “Parties.”

WHEREAS, AEGEA, the AEGEA Members, Energis, the Energis Members and Forever Valuable entered into a Share Exchange Agreement effective as of March 30, 2013 (the “Original Agreement”); and now desire to amend and restate that agreement to reflect certain changes as set forth below;
WHEREAS, the AEGEA Members, Energis, the Energis Members and Forever Valuable have agreed that Energis and its members will not be acquired by Forever Valuable as contemplated by the Original Agreement and consequently shall not be a party to this Agreement;

WHEREAS, Forever Valuable agrees to acquire 100% of the issued and outstanding membership interests of AEGEA from the AEGEA Members in exchange for the issuance of 94,000,000 shares of Forever Valuable’s Common Stock, no par value (the “Common Stock”) (the “AEGEA Exchange” or “Exchange”) upon the terms, and subject to the conditions set forth in this Agreement;

WHEREAS, on the Closing Date, the AEGEA Members will become shareholders of Forever Valuable.

WHEREAS, it is intended that, for federal income tax purposes, the Exchange shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Code”);

WHEREAS, AEGEA and Forever Valuable desire to make certain representations, warranties, covenants and agreements in connection with this Agreement;

WHEREAS, the Board of Directors of Forever Valuable and the Managers of AEGEA deem it advisable and in the best interests of their respective constituents: (i) that the AEGEA Members acquire 94,000,000 shares of the common stock of Forever Valuable representing approximately 88.7% of the issued and outstanding common stock of Forever Valuable after giving effect to the issuance of these shares in exchange for Forever Valuable’s receipt of 100% of the membership interests of AEGEA, all in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, the Parties hereto make the following promises, covenants, representations, warranties and agreements:

1. Pre-Closing Actions of Forever Valuable.  Either prior to or immediately upon execution of this Agreement and prior to the Closing Date as set forth herein, Forever Valuable shall undertake the following actions:

(a)      The Board of Directors of Forever Valuable shall unanimously approve and deliver to Lanham & Lanham, LLC (the "Escrow Agent") in escrow, resolutions with respect to: (i) approving the Exchange and the other actions set forth herein (collectively, the “Transactions”); (ii) increasing or directing the size of Forever Valuable’s Board of Directors (the “Board”) to be a number of members as determined by AEGEA; (iii) electing individuals selected by AEGEA to the Board, (iv) the current members of the Board tendering their resignations as officers and directors of Forever Valuable and its subsidiaries effective as of the Closing Date (v) an amendment to Forever Valuable’s Articles of Incorporation (the “Amendment”) increasing its authorized capital stock from 50,000,000 shares of common stock to 1,000,000,000 shares of common stock, $0.001 par value per share  (the “Common Stock”) and 100,000,000 shares of Undesignated Preferred Stock (“Preferred Stock”).

(b)      Forever Valuable shall prepare and deliver to counsel for AEGEA for review a Form 8-K filing and any amendments thereto (the “Form 8-K”), as required to be filed with the Securities and Exchange Commission (the “Commission”) in connection with the execution of this Agreement.

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(c)      Forever Valuable shall take such actions as are required such that at Closing there shall be a total of 1 shares of Common Stock issued and outstanding after giving effect to the 94,000,000 shares to be issued to the AEGEA Members at Closing.

(d)      Forever Valuable shall issue and deliver to the Escrow Agent, a total of 94,000,000 shares of Common Stock of Forever Valuable (which at the time of Closing will reflect approximately 88.7% of the fully diluted issued and outstanding common stock of Forever Valuable) for delivery to the AEGEA Members, as of the Closing date, as directed by the recipient of such shares (the “Escrowed Forever Valuable Shares”).

(e)      Forever Valuable shall prepare and deliver to counsel for AEGEA for review, a Form 14-F filing to be filed with the Commission on the Closing date.

(f)      Forever Valuable shall deliver letters of resignation of Forever Valuable’s current officers and directors to be effective ten (10) days following the filing of the Form 14-F.

(g)      Forever Valuable shall use its reasonable best efforts to prepare and complete the documents necessary to be filed with local, state and federal authorities to consummate the transactions contemplated hereby, including a Schedule 14C Information Statement or 14A Proxy Statement as to the amendment to the Articles of Amendment to Articles of Incorporation (the “Articles of Amendment”) as required to effectuate the terms and conditions of this Agreement and clear comments with the SEC as to same as may be required.

(h)      Forever Valuable shall deliver and file, subject to AEGEA’s approval, the Articles of Amendment to reflect the above actions.

(i)      Forever Valuable shall form one wholly owned subsidiary (the “Forever Valuable Subsidiary”) for the transfer of all current assets and operations of Forever Valuable as of the date of this Agreement (excluding the rights provided for in this Agreement).

2. Pre-Closing Actions of AEGEA.  Prior to the Closing Date as set forth herein, AEGEA shall undertake the following actions:

(a)           AEGEA shall cause its Board of Managers to execute and deliver resolutions approving the Transactions set forth herein.  AEGEA shall cause its members to execute and deliver resolutions approving the Transactions set forth herein.

(b)           AEGEA shall begin an audit on its financial statements in accordance with US GAAP using a PCAOB qualified auditor.

3. Conditions to Closing.  The Parties' obligation to close the Transaction will be subject to specified conditions precedent including, but not limited to, the following:

(a)           The representations and warranties of AEGEA and Forever Valuable as set forth in Sections 6 and 7 herein, respectively, shall remain accurate as of the Closing Date and no material adverse change in the business of AEGEA shall have occurred.

(b)           All the documents necessary to be filed with local, state and federal authorities, including without limitation the Form 8-K, are prepared.

(c)           Forever Valuable shall have provided Board and Shareholder resolutions required to effectuate the new Board composition, the corporate name change and other Transactions described herein.

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(d)           Forever Valuable shall retain its good standing as a publicly traded company quoted on the OTCBB under the symbol “FIB" or such new symbol as FINRA may designate. There is no action or proceeding pending or, to Forever Valuable’s knowledge, threatened against Forever Valuable by The Financial Industry Regulatory Authority ("FINRA") or any other regulatory or self regulatory organization with respect to any intention by such entity to prohibit or terminate the quotation of Forever Valuable Common Stock on the OTCBB.

(e)           Forever Valuable shall be Depository Trust Company (“DTC”) eligible and listed in transferable status and shall not be subject to any DTC “chills” or “locks.”

(f)           Accuracy of Representations and Performance of Covenants.  The representations and warranties made by Forever Valuable in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date.  Additionally, Forever Valuable shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Forever Valuable.

(g)           Officer’s Certificate.  The AEGEA Members shall have been furnished with a certificate dated as of the Closing Date and signed by a duly authorized executive officer of Forever Valuable stating that (i) the Forever Valuable’s representations and warranties contained herein are true and correct as of the Closing as though made at and as of the Closing, and (ii) the copies of Forever Valuable’s certificate of incorporation, as amended, and the Forever Valuable’s bylaws, both attached to the officer’s certificate, are true and correct copies of such documents

(h)           Good Standing.  The AEGEA Members shall have received a certificate of good standing from the Secretary of State of Colorado, dated as of a date within sixty days prior to the Closing Date certifying that Forever Valuable is in good standing as a corporation in the State of Colorado.

(i)            Forever Valuable shall be current in filing  all tax returns required and have paid all taxes reported as due thereon.

(j)           No Governmental Prohibition.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

(k)           Approval by Forever Valuable Board of Directors.  The Transactions and this Agreement shall have been approved by the Board of Directors.

(l)           Consents.  All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of Forever Valuable after the Closing Date on the basis as presently operated shall have been obtained.

(m)           Shareholder Report.  The AEGEA Members shall receive from Forever Valuable, a shareholder’s report reflecting all of the issued and outstanding shares of the Common Stock which total shall not exceed 115,000,000 shares (exclusive of the 94,000,000 shares issuable hereunder) and there shall be no outstanding shares of Preferred Stock or other securities of Forever Valuable that are convertible into its Common Stock or Preferred Stock.

(n)           Other Items.  AEGEA shall have received a bleed-out letter from certain of the shareholders of Forever Valuable described below in the form attached hereto as Exhibit A (the “Bleed Out Letter”) and further opinions, documents, certificates, or instruments relating to the transactions contemplated hereby as the AEGEA Members may reasonably request.  The bleed-out shall be executed by the two shareholders owning collectively 9,000,000 shares of the Common Stock and shall prohibit said shareholders from selling their respective shares of the Company’s Common Stock as set forth in the Bleed Out Letter.

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(o)           Forever Valuable shall have filed the Articles of Amendment set forth on Exhibit B attached hereto with the Colorado Secretary of State.

(p)           Forever Valuable shall have zero liabilities at closing, and all current vendors shall be paid in full as of the Closing Date, including, but not limited to, the transfer agent and SEC Edgar filing agent.

(q)           Forever Valuable shall have assumed any outstanding loans and obligations of AEGEA, including any loan transactions entered into after the execution of this Agreement and prior to Closing.

4. At and subsequent to the Closing.

(a)           The closing (“Closing” or “Closing Date”) of the transactions contemplated by this Agreement shall occur following completion of the conditions set forth in this Agreement. The Closing shall take place at a mutually agreeable time and place and is anticipated to close by no later than June 30, 2013.  At the Closing, Lanham & Lanham, LLC shall release from escrow letters of resignation and the Forever Valuable Board Resolutions effectuating the election of individuals selected by AEGEA to the Board of Directors.

(b)           At the Closing, Lanham & Lanham, LLC shall deliver the Escrowed Forever Valuable Shares to the AEGEA Members.

(c)           At the Closing, the existing officers of Forever Valuable shall resign and be replaced by those officers appointed by the new Board of Directors.

(d)           On or before the Closing, Forever Valuable will have changed its name to AEGEA, Inc.

(e)           Within four business days subsequent to the Closing, Forever Valuable will file the Form 8-K required for the transactions contemplated by this Agreement.

5. Timing of Closing.  The Closing is anticipated to occur by June 30, 2013, but shall occur upon the satisfaction of the conditions set forth in this Agreement and upon instructions from the parties hereto to the Escrow Agent.  The Closing Date shall be mutually agreed upon by the parties, but shall occur as soon as possible after the satisfaction of the closing conditions set forth in this Agreement, unless the Escrow Agent receives instructions otherwise from all of the parties or notice from a party that the conditions set forth herein have not occurred.  In the event the Closing does not occur on or before June 30, 2013 or upon mutual written instructions from the Parties hereto, (a) the Escrow Agent shall return all documents and records of AEGEA and their members held in escrow to the respective owner of such property, including instruments of conveyance of the membership interests in AEGEA and (b) the Escrow Agent shall return the Escrowed Forever Valuable Shares to Forever Valuable.

6. Representations of AEGEA.  AEGEA represents and warrants as follows:

(a)           Authorized Membership Interest.  The AEGEA Members own all of the issued and outstanding Units of AEGEA as set forth in Exhibit D representing on a collective basis a 100% interest in AEGEA.  The issued and outstanding AEGEA Units are validly issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

(b)           Organization of AEGEA; Authorization.  AEGEA is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. AEGEA is qualified to do business in the State of Florida.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and this Agreement constitutes a valid and binding obligation of AEGEA; enforceable against it in accordance with its terms.  Other than its 100% ownership interest in Florida Heartland EB-5 Regional Center, LLC, a Delaware limited liability company, AEGEA has no subsidiaries.

 (c)           No Conflict as to AEGEA.  Neither the execution and delivery of this Agreement nor the consummation of the Transaction will (a) violate any provision of the membership agreement or by-laws (or other governing instrument) of AEGEA or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any encumbrance upon any property or assets of AEGEA under, any material agreement or commitment to which AEGEA is a party or by which its property or assets is bound, or to which any of the property or assets of AEGEA is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to AEGEA except, in the case of violations, conflicts, defaults, terminations, accelerations or encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of AEGEA.

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(d)           Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any governmental body is required to be made or obtained by AEGEA in connection with the execution, delivery and performance of this Agreement by AEGEA or the consummation of the Transaction.

(e)           Other Consents. Except for the consent of the AEGEA Members, no consent of any Person is required to be obtained by AEGEA to the execution, delivery and performance of this Agreement including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of AEGEA as a whole.

(f)           Litigation.  There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental body pending or threatened in writing against or involving AEGEA which is likely to have a material adverse effect on the business or financial condition of AEGEA as a whole, or which questions or challenges the validity of this Agreement.  AEGEA is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of AEGEA as a whole.

(g)           Absence of Certain Changes. AEGEA has not suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition, or made any disposition of any of its material properties or assets other than in the ordinary course of business.

(h)           Compliance with Law. The operations of AEGEA have been conducted in accordance with all applicable laws and regulations of all governmental bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of AEGEA as a whole.  AEGEA has not received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations.  AEGEA has all material licenses, permits, orders or approvals from the governmental bodies required for the conduct of its business, and is not in material violation of any such licenses, permits, orders and approvals.  All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

(i)          Title to Properties.  AEGEA owns the AEGEA Intellectual and Personal Property included on the list attached to this Agreement as Exhibit C (the “AEGEA Assets”).  The AEGEA Assets are free and clear of all liens and encumbrances except as set forth on Exhibit C. The properties and assets of AEGEA include all rights, properties and other assets necessary to permit AEGEA to conduct business in all material respects in the same manner as it is conducted on the date of this Agreement.

7. Representations of Forever Valuable. Forever Valuable for its respective rights and interests represents and warrants as follows:

(a)           Organization; Authorization.  Forever Valuable is a corporation duly organized, validly existing and in good standing under the laws of Colorado with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Forever Valuable and this Agreement constitutes a valid and binding obligation; enforceable against in accordance with its terms.  Forever Valuable has no subsidiaries.

(b)           Capitalization.  The authorized capital stock of Forever Valuable consists of 50,000,000 shares of common stock, no par value, and 1,000,000 shares of preferred stock, authorized.  As of the date of this Agreement, Forever Valuable has 12,012,600 shares of common stock issued and outstanding and no shares of its preferred stock.  No shares have otherwise been registered under state or federal securities laws.  As of the Closing Date, all of the issued and outstanding shares of common stock of Forever Valuable are validly issued, fully paid and non-assessable and, and as of the Closing Date there will not be outstanding, any warrants, options or other agreements on the part of Forever Valuable obligating Forever Valuable to issue any additional shares of common or preferred stock or any of its securities of any kind, except for such shares or securities called for in this Agreement.  The Common Stock of Forever Valuable is presently quoted on the over-the-counter bulletin board under the symbol “FVBC”.  Forever Valuable is current in all of its required filings with the U.S. Securities & Exchange Commission.  Forever Valuable is a not a “shell” corporation as defined by Rule 405 promulgated under the Securities Act of 1933, as amended.

Appendix B - Page 5

(c)  Subsidiaries and Predecessor Corporations. Forever Valuable does not have any predecessor corporation(s), no subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

(d)  Financial Statements.

(i)           Included in Schedule 7(d) are the audited  balance sheets of Forever Valuable as of December 31, 2012 and the related audited statements of operations, stockholders’ equity and cash flows for the year then ended together with the notes to such statements and the opinion of Borgers & Cutler CPA’s PLLC independent registered public accounting firm with respect thereto.

(ii)           Included in the Forever Valuable Schedules are: unaudited (reviewed) balance sheets as of March 31, 2013 and the related unaudited (reviewed) statements of operations, stockholders’ equity and cash flows for the quarter ended on such dates and all such financial statements have been reviewed by  BF Borgers CPA PC.

(iii)           All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The Forever Valuable balance sheets are true and accurate and present fairly as of their respective dates the financial condition of Forever Valuable.  As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, Forever Valuable had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Forever Valuable, in accordance with generally accepted accounting principles. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles.

(iv)           Forever Valuable has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

(v)           Forever Valuable has timely filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof.  Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.  In addition, all such tax returns are correct and complete in all material respects.  All taxes of Forever Valuable which are (A) shown as due on such tax returns, (B) otherwise due and payable or (C) claimed or asserted by any taxing authority to be due, have been paid, except for those taxes being contested in good faith and for which adequate reserves have been established in the financial statements included in the Financial Statements in accordance with GAAP.  There are no liens for any taxes upon the assets of Forever Valuable, other than statutory liens for taxes not yet due and payable.  Forever Valuable does not know of any proposed or threatened tax claims or assessments.

(vi)           The books and records, financial and otherwise, of Forever Valuable are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

(vii)           All of Forever Valuable’s assets are reflected on its financial statements, and, except as set forth in the Forever Valuable Schedules or the financial statements of Forever Valuable or the notes thereto, Forever Valuable has no liabilities, direct or indirect, matured or un-matured, contingent or otherwise.

(e) Information.  The information concerning Forever Valuable set forth in this Agreement and the Forever Valuable Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  In addition, Forever Valuable has fully disclosed in writing to AEGEA (through this Agreement or the Forever Valuable Schedules) all information relating to matters involving Forever Valuable or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $1,500 liability , (ii) have led or may lead to a competitive disadvantage on the part of Forever Valuable or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on Forever Valuable, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

Appendix B - Page 6

(f) Options or Warrants.  Except as set forth in Schedule 7(f), there are no options, warrants, convertible securities, subscriptions, stock appreciation rights, phantom stock plans or stock equivalents or other rights, agreements, arrangements or commitments (contingent or otherwise) of any character issued or authorized by Forever Valuable relating to the issued or unissued capital stock of Forever Valuable (including, without limitation, rights the value of which is determined with reference to the capital stock or other securities of Forever Valuable) or obligating Forever Valuable to issue or sell any shares of capital stock of, or options, warrants, convertible securities, subscriptions or other equity interests in, Forever Valuable.  There are no outstanding contractual obligations of Forever Valuable to repurchase, redeem or otherwise acquire any shares of Forever Valuable Common Stock of Forever Valuable or to pay any dividend or make any other distribution in respect thereof or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person.

(g) Absence of Certain Changes or Events.  Since the date of the most recent Forever Valuable balance sheet included in the Forever Valuable Schedules:

(i)           except as reflected in an Forever Valuable SEC Report (as hereinafter defined) there has not been (A) any material adverse change in the business, operations, properties, assets or condition of Forever Valuable or (B) any damage, destruction or loss to Forever Valuable (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of Forever Valuable;

(ii)           except as reflected in an Forever Valuable SEC Reports,  Forever Valuable has not (A) amended its certificate of incorporation or bylaws except as required by this Agreement; (B) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (C) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of Forever Valuable; (D) made any material change in its method of management, operation, or accounting; (E) entered into any transactions or agreements other than in the ordinary course of business; (F) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or  termination pay to any present or former officer or employee; (G) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000 ; or  (H) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

(iii)           Forever Valuable has not (A) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (B) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (C) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent Forever Valuable balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (D) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000 ), or cancelled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1,000 ); (E) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Forever Valuable; or (F) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

(iv)           to its knowledge, Forever Valuable has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of Forever Valuable.

(h) Litigation and Proceedings.  There are no actions, suits, proceedings or investigations pending or, to the knowledge of Forever Valuable after reasonable investigation, threatened by or against Forever Valuable or affecting Forever Valuable or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind except as disclosed in Schedule 7(h).  Forever Valuable has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

Appendix B - Page 7

(i)  Contracts.

(i)           Forever Valuable is not a party to, and its assets, products, technology and properties are not bound by, any leases, contract, franchise, license agreement, agreement, debt instrument, obligation, arrangement, understanding or other commitments whether such agreement is in writing or oral (“Contract(s)”);

(ii)           Forever Valuable is not a party to or bound by, and the properties of Forever Valuable are not subject to any Contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award; and

(iii)           Forever Valuable is not a party to any oral or written (A) contract for the employment of any officer or employee; (B) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (C) agreement, contract, or indenture relating to the borrowing of money, (D) guaranty of any obligation, (E) collective bargaining agreement; or (F) agreement with any present or former officer or director of Forever Valuable.

(j)  Compliance With Laws and Regulations.  Forever Valuable has complied with all United States federal, state, local and any applicable foreign statutes, laws, rules, regulations, ordinances, codes, orders, judgments, decrees and all other applicable requirements or rules of law to which it is subject (a “Law”). Forever Valuable has not received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations.  Forever Valuable has all material licenses, permits, orders or approvals from all appropriate governmental bodies required for the conduct of their businesses, and is not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened. This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

(k)  Approval of Agreement.  The Board of Directors of Forever Valuable has authorized the execution and delivery of this Agreement by Forever Valuable and has approved this Agreement and the transactions contemplated hereby.

(l)  Material Transactions or Affiliations.  Except as disclosed herein and in Schedule 7(l) attached hereto, there exists no contract, agreement or arrangement between Forever Valuable and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by Forever Valuable to own beneficially, 5% or more of the issued and outstanding common stock of Forever Valuable and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof.  Neither any officer, director, nor 5% Shareholders of Forever Valuable has, or has had since inception of Forever Valuable, any known interest, direct or indirect, in any such transaction with Forever Valuable which was material to the business of Forever Valuable.  Forever Valuable has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated persons.

(m)           No Conflict as to Forever Valuable.  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (i) violate any provision of the articles of incorporation  or bylaws of Forever Valuable or (ii) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any encumbrance upon any property or assets of any of Forever Valuable under, any material agreement or commitment to which any of Forever Valuable, is a party or by which any of its property or assets is bound, or to which any of the property or assets of any of Forever Valuable is subject, or (iii) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to Forever Valuable except, in the case of violations, conflicts, defaults, terminations, accelerations or encumbrances described in clause (ii) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of  Forever Valuable, taken as a whole.

(n)           Consents and Approvals of Governmental Authorities. Except with respect to a Form 8-K filing with the U.S. Securities & Exchange Commission, as well as a Schedule 14C Information Statement to amend Forever Valuable’s articles of incorporation to complete a change of its corporate name and authorize additional stock as contemplated in this Agreement, no consent, approval or authorization of, or declaration, filing or registration with, any governmental body is required to be made or obtained by Forever Valuable in connection with the execution, delivery and performance of this Agreement by Forever Valuable or the consummation of the transactions contemplated herein.

Appendix B - Page 8

(o)           Other Consents. No consent of any person is required to be obtained by Forever Valuable to the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated herein, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of Forever Valuable.

(p) Bank Accounts; Power of Attorney.  Set forth in Schedule 7(p) is a true and complete list of (i) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by Forever Valuable within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of Forever Valuable, (ii) all safe deposit boxes and other similar custodial arrangements maintained by Forever Valuable within the past twelve (12) months, (iii) the check ledger for the last 12 months, and (iv) the names of all persons holding powers of attorney from Forever Valuable or who are otherwise authorized to act on behalf of Forever Valuable with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations.

(q) SEC Filings; Financial Statements.

(j)
Forever Valuable has made available to AEGEA and its members, a correct and complete copy, or there has been available on EDGAR, copies of each report, registration statement and definitive proxy statement filed by Forever Valuable with the SEC since its initial filing on January 30, 2008(the “Forever Valuable SEC Reports”), which are all the forms, reports and documents filed by Forever Valuable with the SEC from January 30, 2008 to the date of this Agreement. As of their respective dates, the Forever Valuable SEC Reports: (A) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Forever Valuable SEC Reports, and (B) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ii)  Each set of financial statements (including, in each case, any related notes thereto) contained in the Forever Valuable SEC Reports comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q promulgated under the Exchange Act) and each fairly presents in all material respects the financial position of Forever Valuable at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a material adverse effect on Forever Valuable taken as a whole.

(r)           Insurance Policies.   Forever Valuable has not received notice of any pending or threatened cancellation (retroactive or otherwise) with respect to any of the insurance policies in force naming Forever Valuable, any of its employees thereof as an insured or beneficiary or as a loss payable payee and Forever Valuable is in compliance in all material respects with all conditions contained therein.  There are no pending claims against such insurance policies by Forever Valuable as to which insurers are defending under reservation of rights or have denied liability, and there exists no claim under such insurance policies that has not been properly filed by Forever Valuable.  Set forth on Schedule 7(r) is a list of all of Forever Valuable’s insurance policies.

(s)  Employee Benefit Plans and Agreements.  Forever Valuable has no deferred compensation, pension, profit-sharing and retirement plans, or bonus, welfare, severance policies or programs or other “employee benefit plans” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), fringe benefit or stock option, stock ownership, stock appreciation, phantom stock or equity (or equity-based) plans, including individual contracts, severance agreements, employee agreements, consulting agreements with individuals, separation and change in control programs, agreements or arrangements, or employee retention agreements, providing the same or similar benefits, whether or not written, participated in or maintained by Forever Valuable or with respect to which contributions are made or obligations assumed by Forever Valuable in respect of Forever Valuable (including health, life insurance and other benefit plans maintained for former employees or retirees).

Appendix B - Page 9

8. Access to Properties and Records.

(a) Forever Valuable and AEGEA will each afford to the officers and authorized representatives of the other full access to the properties, books and records of Forever Valuable or AEGEA, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of Forever Valuable or AEGEA, as the case may be, as the other shall from time to time reasonably request.  Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing Date), each party shall provide the other with quarterly internally prepared and unaudited financial statements.

(b) Delivery of Books and Records.  At the Closing, Forever Valuable shall deliver to AEGEA, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of Forever Valuable now in the possession of Forever Valuable or its representatives.

9.  Indemnification.

(a)           AEGEA hereby agrees to indemnify Forever Valuable and each of the officers, agents and directors of Forever Valuable as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) (“Loss”), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under this Agreement.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

(b)           Forever Valuable agrees to indemnify and hold harmless AEGEA and each of its officers, agents, managers and members of AEGEA as of the date of execution of this Agreement (the “AEGEA Indemnitees”) against any Liabilities incurred or suffered by the AEGEA Indemnitees.  For this purpose, “Liabilities” shall mean all suits, proceedings, claims, expenses, losses, costs, liabilities, judgments, deficiencies, assessments, actions, investigations, penalties, fines, settlements, interest and damages (including reasonable attorneys' fees and expenses), whether suit is  instituted or not and, if instituted, whether at any trial or appellate level, and whether raised by the parties hereto or a third party, incurred or suffered by the AEGEA Indemnitees or any of them arising from, in connection with or as a result of (i) any false or inaccurate representation or warranty made by or on behalf of Forever Valuable in or pursuant to this Agreement; (ii) any default or breach in the performance of any of the covenants or agreements made by Forever Valuable in or pursuant to this Agreement; (iii) the operation of Forever Valuable’s business prior to the Closing; (iv) any obligation or liability of Forever Valuable which is not included in Forever Valuable’s Financial Statements (v) any breach of the contracts prior to the Closing; and (vi) any Liabilities arising out of the claims of creditors of Forever Valuable or any party claiming by, through or under such creditor, including, but not limited to, any bankruptcy trustee or debtor-in-possession.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

10.  Assistance with Post-Closing SEC Reports and Inquiries. Upon the reasonable request of AEGEA, after the Closing Date, Forever Valuable shall use its reasonable best efforts to provide such information available to it, including information, filings, reports, financial statements or other circumstances of Forever Valuable occurring, reported or filed prior to the Closing, as may be necessary or required by Forever Valuable for the preparation of the reports that Forever Valuable is required to file after Closing with the SEC to remain in compliance and current with its reporting requirements under the Exchange Act, or filings required to address and resolve matters as may relate to the period prior to Closing and any SEC comments relating thereto or any SEC inquiry thereof.

11.           Termination.  This Agreement may be terminated by AEGEA or Forever Valuable only in the event that Forever Valuable or AEGEA do not meet the conditions precedent set forth in this Agreement prior to June 1, 2013.  If this Agreement is terminated pursuant to this section, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

12.           Notices.  Any notice which any of the parties hereto may desire to serve upon any of the other parties hereto shall be in writing and shall be conclusively deemed to have been received by the party at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

Appendix B - Page 10

If to AEGEA:	AEGEA, LLC
772 U.S. Highway One, Suite 200
North Palm Beach, FL 33408
Attn:
Telephone:

With a copy to:

Laura Anthony, Esq.
Legal & Compliance, LLC
330 Clematis Street, Suite 217
West Palm Beach, FL 33401
Telephone: (561) 514-0936
Facsimile: (561) 514-08323

If to Forever Valuable:

With copy to:	Lanham & Lanham, LLC
28562 Oso Parkway, Unit D
Rancho Santa Margarita, CA
Telephone: (949) 933-1964
Facsimile: (949) 666-5006

With a copy to:

Jodi K. Stevens
535 16th Street, Suite 820
Denver, CO 80202
303-907-8844

13.           Successors.  This Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives and successors and assigns of the parties.

14.           Choice of Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado, and the parties submit to the exclusive jurisdiction of the courts of Colorado in respect of all disputes arising hereunder.

15.           Counterparts.  This Agreement may be signed in one or more counterparts, all of which taken together shall constitute an entire agreement.

Appendix B - Page 11

16.           Confidential Information.  Each of AEGEA and Forever Valuable hereby acknowledges and agrees that all information disclosed to each other whether written or oral, relating to the other’s business activities, its customer names, addresses, all operating plans, information relating to its existing services, new or envisioned products or services and the development thereof, scientific, engineering, or technical information relating to the others business, marketing or product promotional material, including brochures, product literature, plan sheets, and any and all reports generated to customers, with regard to customers, unpublished list of names, and all information relating to order processing, pricing, cost and quotations, and any and all information relating to relationships with customers, is considered confidential information, and is proprietary to, and is considered the invaluable trade secret of such party (collectively “Confidential Information”).  Any disclosure of any Confidential Information by any party hereto, its employees, or representatives shall cause immediate, substantial, and irreparable harm and loss to the other.  Each party understands that the other desires to keep such Confidential Information in the strictest confidence, and that such party’s agreement to do so is a continuing condition of the receipt and possession of Confidential Information, and a material provision of this agreement, and a condition that shall survive the termination of this Agreement.  Consequently, each party shall use Confidential Information for the sole purpose of performing its obligations as provided herein.

17.           Entire Agreement.  This Agreement sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.  No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

18.           Costs and Expenses.  Except as otherwise specifically set forth herein, each party will bear its own attorneys, brokers, investment bankers, agents, and finders employed by, such party.  The parties will indemnify each other against any claims, costs, losses, expenses or liabilities arising from any claim for commissions, finder's fees or other compensation in connection with the transactions contemplated herein which may be asserted by any person based on any agreement or arrangement for payment by the other party.

19.           Attorney’s Fees.  Should any action be commenced between the parties to this Agreement concerning the matters set forth in this Agreement or the right and duties of either in relation thereto, the prevailing party in such action shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorney’s fees and costs.

20.           Finders.  AEGEA and Forever Valuable represents and warrants that there are no finders or other parties which have represented AEGEA or Forever Valuable in connection with this transaction which have not received appropriate compensation.

[SIGNATURE PAGES AND SCHEDULES TO FOLLOW]

Appendix B - Page 12

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

For and on behalf of:	AEGEA, LLC
A Delaware limited liability company

	By:	/s/ Keith Duffy

Chairman and Chief Executive Officer

For and on behalf of:	Energis Petroleum, LLC
a Florida limited liability company

	By:	/s/ Keith Duffy

	Name:	Keith Duffy
	Title:	Managing Member

For and on behalf of:	Forever Valuable Collectibles, Inc.
a Colorado corporation

	By:	/s/ Jodi Stevens
Jodi Stevens
Chief Executive Officer

SEE EXHIBITS D AND F FOR THE SIGNATURES OF THE AEGEA MEMBERS AND THE ENERGIS MEMBERS.

Appendix B - Page 13

 EXHIBIT A
BLEED-OUT LETTER

EXHIBIT B
ARTICLES OF AMENDMENT

EXHIBIT C
AEGEA INTELLECTUAL AND PERSONAL PROPERTY

AEGEA Intellectual and Personal Property

1.
AEGEA Intellectual Property – Including AEGEA business plan, VIS (sports complex) business plan, financial models (Baker Leisure), development and construction budgets, village plans, economic study (Dr. Michael Evans), project plan (ITEC Entertainment), trademarks, logos, names, URLs, concepts, marketing materials, presentations, web site designs, movie characters and scripts, etc.

2.
Business Development including the following:  Preliminary approvals received from the County related to the project were received as far back as 2010.  Since then there have been numerous discussions with county commissioners regarding the project.  Currently, we are working with Enterprise Florida under the State’s Department of Tourism on a series of benefits to the project including grants, tax abatements, tax incremental financing, impact fee abatement, and other incentives.

3.
Letter of Intent with World Development Group International regarding the equestrian village called AEGEA Equestrian World, planned to be an equestrian venue.  Definitive agreements are in the process of being drafted.

4.	Letter of Intent with Veres International Sport and Education Center for development of the sports and education complex, planned to be capable of hosting the Olympic games

5.	Letter of Intent with Crystal Lagoons, the Chilean water technology company, the first lagoons of this kind and size ever introduced to the U.S.

6.	Land purchase contracts.

Liens and Encumbrances

None.

EXHIBIT D
SIGNATURE PAGE, AEGEA MEMBERS

Signature and Name	% Ownership of Aegea	No. and Type of Shares of Forever Valuable Collectibles, Inc

Sign: /s/ Keith Duffy Keith Duffy	30%	23,700,000

Sign: /s/ Scott Duffy Scott Duffy	30%	23,700,000

Sign: /s/ Edison Godoy Edison Godoy	11%	8, 690,000

Sign: /s/ Carran Schneider Carran Schneider	20%	15,800,000

SE Florida Ventures, LLC Sign: /s/ Lou J. Fuoco SE Florida Ventures, LLC By: Its Authorized Agent	7%	5,530,000

Sign: /s/ Nandor Veres Nandor Veres	2%	1,580,000

Additional Shares to be Issued at Closing

Keith Duffy, or assignee	5,290,000

Carran Schneider, or assignee	2,600,000

Edison Godoy, or assignee	5,110,000

As instructed by Aegea, LLC	2,000,000

SIGNATURE PAGE, ENERGIS MEMBERS

Signature and Name	% Ownership of Energis

Sign: /s/ Keith Duffy Name: Keith Duffy

Sign: /s/ Scott Duffy Name: Scott Duffy

SCHEDULE 7(d)
FOREVER VALUABLE
FINANCIAL STATEMENTS

Please see Forever Valuable’s following reports filed with the Commission:

1. Form 10-K filed on March 22, 2013;
2. Form 10-K/A (Amendment No. 1) filed on March 29, 2013; and
3. Form 10-Q filed on May 15, 2013.

SCHEDULE 7(f)
FOREVER VALUABLE
OPTIONS AND WARRANTS

Upon closing there shall be no outstanding options or warrants to purchase Forever Valuable securities.

SCHEDULE 7(h)
FOREVER VALUABLE
PENDING OR THREATENED LITIGATION

None.

SCHEDULE 7(l)
FOREVER VALUABLE
MATERIAL TRANSACTIONS AND AFFILIATIONS

None.

SCHEDULE 7(p)
FOREVER VALUABLE
BANK ACCOUNTS, SIGNATORIES, ETC.

Community Banks of Colorado
Jodi Stevens

SCHEDULE 7(r)
FOREVER VALUABLE
INSURANCE POLICIES

None